Investment Advisers
United States Trust Company of New York
114 West 47th Street
New York, NY 10036

U.S. Trust Company of Connecticut
225 High Ridge Road
Stamford, CT 06905

United States Trust Company of the
Pacific Northwest
4380 Southwest Macadam Avenue
Suite 450
Portland, OR 97201

Transfer Agent
Chase Global Funds Services Company
73 Tremont Street
Boston, MA 02108
(800) 909-1989

Distributor
Edgewood Services, Inc.
Clearing Operations
P.O. Box 897
Pittsburgh, PA 15230


SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, BANK INSURANCE FUND, FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND IS SUBJECT TO RISK OF PRINCIPAL.

US EXIT A98

                        [LOGO OF EXCELSIOR INSTITUTIONAL
                              TRUST APPEARS HERE]

                                   EQUITY FUND
                                   INCOME FUND
                             TOTAL RETURN BOND FUND
                                  BALANCED FUND
                            INTERNATIONAL EQUITY FUND
                               OPTIMUM GROWTH FUND
                                VALUE EQUITY FUND







                                 Annual Report
                                 March 31, 1998

                            LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
Dear Shareholder:

     I am pleased to present the annual report for Excelsior Institutional Trust. Fiscal 1998 was an exciting year in the financial markets as a whole and for the fund family. Highlights included exceptional performance by many of the funds, the reconfiguration of some of our existing equity funds, and the commencement of several new fund offerings.

     During the year, we introduced the Large Cap Growth Fund, Real Estate Fund and Emerging Markets Fund. These funds provide access to important asset classes and subclasses not previously offered by Excelsior. As always, we will continue to evaluate the current Excelsior funds and will consider expanding our offerings to help you meet your financial goals.

     Buoyed by low interest rates and the lack of inflationary pressures, corporate profits continued to grow. These factors combined to produce another year of extraordinary returns on domestic equity investments. They also combined to constrain returns on fixed-income investments to modest levels. International markets were mixed, with strong returns in Europe, moderate Latin American returns and down markets in Asia, brought on by a weakened economic environment and currency devaluations in several countries.

     The financial markets will present many challenges and opportunities during the coming year. Fiscal policy has continued to be effective in keeping inflation under control. We remain cautiously optimistic regarding the domestic equity markets. International markets, as a whole, remain attractive. A close watch will be required in Asia, as efforts are made to right their recent economic woes. I am confident that the Excelsior fund family will continue to provide you with the appropriate investment vehicles to respond to a changing economic environment and to meet your long-term investment objectives.



                                           Sincerely,


                                           /s/ Frederick S. Wonham
                                           -----------------------------------
                                           Frederick S. Wonham
                                           Chairman of the Board and President

                         EXCELSIOR INSTITUTIONAL TRUST
                            ADVISER'S MARKET REVIEW
--------------------------------------------------------------------------------
     The U.S. stock market staged one of its strongest gains in history for the one year period ending March 31, 1998. For that period, the Standard & Poor's 500 Composite Stock Price Index rose 48.00%(1) and the Dow Jones Industrial Average rose 36.00%.(2) Some of the factors that resulted in this return included rising corporate earnings, a falling rate of inflation, falling interest rates, and very heavy mutual fund inflows.

     Equities of smaller companies also rose strongly. The Russell 2000 Index, a widely accepted measure of small cap performance, rose 42.01%(3) over the same period.

     The bond market benefited from a continuing decline in the rate of inflation. The Lehman Brothers Aggregate Bond Index rose 12.00%.(4)

     International markets benefited from a continuing decline in the rate of inflation. The FT/S&P-Actuaries World Indices -- World Excluding U.S. Index rose 17.21%.(5) This figure disguised much higher performance in Europe, where economic fundamentals are sound, and much lower performance in the Far East, where deflationary trends caused stock markets to fall.

------------
(1) Source: Standard & Poor's Corporation -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

(2) Source: Lipper Analytical Services, Inc. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Dow Jones Industrial Average is a widely accepted unmanaged index of U.S. stock market performance.

(3) Source: The Russell Company -- The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.

(4) Source: Lehman Brothers -- The Lehman Brothers Aggregate Bond Index is an unmanaged total return performance benchmark commonly used to measure bond performance. The Index is made up of Lehman's Govt./Corp. Bond Index, Mortgage-Backed Securities Index and Asset-Based Securities Index which are comprised of U.S. Government agencies and U.S. Treasury securities, investment grade corporate debt, mortgage-backed and asset-backed securities, selected as representative of the market.

(5) Source: Goldman Sachs -- The FT/S&P-Actuaries World Indices -- World Excluding U.S. Index is a widely accepted, unmanaged index of global stock market performance, including Canada, Mexico, Europe, Australia, New Zealand, South Africa and the Far East. The Index includes dividends reinvested.

                         EXCELSIOR INSTITUTIONAL TRUST
                          ADVISER'S INVESTMENT REVIEW
                                  EQUITY FUND
--------------------------------------------------------------------------------
     For the twelve months ended March 31, 1998, the Fund realized a total return of 51.58%,* versus 48.00%** for the Standard & Poor's 500 Composite
Stock Price Index. In the first fiscal quarter, much of the domestic stock market's strong performance was concentrated in the very largest stocks by market capitalization, and this was evidenced by the solid performance of many of the Fund's large companies. The financial sector of the market continued to perform well, as did the drug group. In the second and third fiscal quarters, the Fund continued to benefit from its holdings in the financial and technology sectors. Moving to the final fiscal quarter, the Fund continued to make solid gains with strong performers in the technology and drug sectors. Our strategy remained consistent throughout the year; that is, we emphasized a long-term investment horizon (as opposed to attempts at timing the market), broad portfolio diversification across strategies and investment themes, and solid good business values--that is, companies who have demonstrated and continue to demonstrate solid growth in a volatile environment. As the year progressed, we also added selectively to our smaller- and medium-capitalization holdings as they appeared to represent better relative value than many of their larger-capitalization peers.


          Equity Fund+
---------------------------------
   Average Annual Total Return
       Ended on 3/31/98*
---------------------------------
1 year  Since Inception (1/16/95)
---------------------------------
51.58%         27.28%
---------------------------------


                   Standard & Poor's 500
               Composite Stock Price Index**         Equity Fund
               -----------------------------         -----------

  01/16/95               $10,000                       $10,000
  03/31/95               $10,970                       $10,507
  09/30/95               $12,970                       $11,946
  03/31/96               $14,490                       $12,388
  09/30/96               $15,610                       $13,403
  03/31/97               $17,360                       $14,294
  09/30/97               $21,920                       $18,234
  03/31/98               $25,690                       $21,667

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.
     The above illustration compares a $10,000 investment made in Equity Fund and a broad-based index since 1/16/95 (inception date). For comparative purposes, the value of the index on 12/31/94 is used as the beginning value on 1/16/95. All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Standard & Poor's Corporation -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

                         EXCELSIOR INSTITUTIONAL TRUST
                          ADVISER'S INVESTMENT REVIEW
                                  INCOME FUND
--------------------------------------------------------------------------------
     The Fund seeks to achieve its investment objective of providing as high a level of current interest income as is consistent with moderate risk of capital and maintenance of liquidity, the Fund invests principally in a broad range of investment-grade fixed income securities. Through much of the 1998 fiscal year, we overweighted the portfolio in longer maturities while maintaining an emphasis on high credit quality investments. The strategy proved effective, particularly in the third fiscal quarter, as long maturities outperformed intermediates and corporate spreads widened substantially due to the crisis in Asia. In the fourth fiscal quarter, we sold into the rally of early January and then settled back for the balance of the quarter, slightly shorter than the Fund's Lehman benchmark, before beginning to lengthen again toward the end of the quarter. We also added to our mortgage-backed securities due to reduced bond market volatility. For the fiscal year ended March 31, 1998, the Fund achieved a total return of 11.78%.*

          Income Fund+

---------------------------------
   Average Annual Total Return
       Ended on 3/31/98*
---------------------------------
1 year  Since Inception (1/16/95)
---------------------------------
11.78%             8.71%
---------------------------------






                         Lehman Brothers
                         Int Govt/Corp
                         Bond Index**        Income Fund
                         -------------       -----------

          01/16/95       $10,000             $10,000
          03/31/95       $10,440             $10,301
          09/30/95       $11,140             $11,016
          03/31/96       $11,440             $11,232
          09/30/96       $11,710             $11,406
          03/31/97       $11,990             $11,691
          09/30/97       $12,670             $12,502
          03/31/98       $13,140             $13,068


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.
     The above illustration compares a $10,000 investment made in Income Fund and a broad-based index since 1/16/95 (inception date). For comparative purposes, the value of the index on 12/31/94 is used as the beginning value on 1/16/95. All dividends and capital gain distributions are reinvested.
The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Lehman Brothers -- Lehman Brothers Intermediate Govt/Corp Bond Index is an unmanaged total return performance benchmark comprised of U.S. Government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market with maturities of one to ten years.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

                         EXCELSIOR INSTITUTIONAL TRUST
                          ADVISER'S INVESTMENT REVIEW
                             TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------
     The Fund's investment objective is to maximize total return consistent with moderate risk of capital and maintenance of liquidity. To pursue this objective we invest in a broad range of investment grade fixed income securities. In selecting investment opportunities, the Fund will seek to balance yield, average maturity and risk to provide maximum preservation of purchase power. Through much of Fiscal 1998, we overweighted the portfolio in longer maturities while maintaining an emphasis on high credit quality investments. The strategy proved effective, particularly in the third fiscal quarter, as long maturities outperformed intermediates and corporate spreads widened substantially due to the crisis in Asia. In the fourth fiscal quarter, we sold into the rally of early January and then settled back for the balance of the quarter, slightly shorter than the Lehman benchmark, before beginning to lengthen again toward the end of the quarter. Our overall strategy worked well and for the fiscal year ended March 31, 1998, the Fund achieved a total return of 12.21%,* ranking 27 out of 139 funds, based on total return, in the Lipper Corporate Debt A-Rated category,*** for the same period.



     Total Return Bond Fund+

---------------------------------
   Average Annual Total Return
       Ended on 3/31/98*
---------------------------------
1 year  Since Inception (1/19/95)
---------------------------------
12.21%         9.76%
---------------------------------








                         Lehman Brothers
                         Govt/Corp             Total Return
                         Bond Index**            Bond Fund
                         ----------------       -----------

          01/19/95       $10,000                 $10,000
          03/31/95       $10,500                 $10,320
          09/30/95       $11,390                 $11,224
          03/31/96       $11,650                 $11,515
          09/30/96       $11,910                 $11,769
          03/31/97       $12,160                 $12,002
          09/30/97       $13,050                 $12,851
          03/31/98       $13,670                 $13,467

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.
     The above illustration compares a $10,000 investment made in Total Return Bond Fund and a broad-based index since 1/19/95 (inception date). For comparative purposes, the value of the index on 12/31/94 is used as the beginning value on 1/19/95. All dividends and capital gain distributions are reinvested.
The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Lehman Brothers -- Lehman Brothers Govt/Corp Bond Index is an unmanaged total return performance benchmark comprised of U.S. Government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market.
*** Source: Lipper Analytical Services, Inc. -- Lipper is an independent mutual fund performance monitor.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

                         EXCELSIOR INSTITUTIONAL TRUST
                          ADVISER'S INVESTMENT REVIEW
                                 BALANCED FUND
--------------------------------------------------------------------------------
     The Fund generated a total return of 25.12%* for the year ending March 31, 1998, compared to 48.00%** for the Standard & Poor's 500 Composite Stock Price Index and 12.00%*** for the Lehman Brothers Aggregate Bond Index for the same time period. The Fund has emphasized equities in its asset allocation and has benefited from the strong rise in the stock market. The bond portion of the portfolio benefited, though to a lesser extent than the equity portion, from the decline in the rate of inflation. The sub-adviser's style is to seek value in both the equity selection and the bond sector selection.


                   Balanced Fund+
------------------------------------------------
                       1 year    Since Inception
------------------------------------------------
Average Annual Total Return Ended on 3/31/98*
------------------------------------------------
Institutional Shares
7/11/94 inception      25.12%          16.83%
------------------------------------------------
         Total Return Ended on 3/31/98*
------------------------------------------------
Trust Shares
8/25/97 inception       N/A             9.42%
------------------------------------------------

               Lehman Brothers
               Aggregate Index***  S&P 500           Balanced Fund
               ---------------     --------          ------------

07/11/94       $10,000             $10,000             $10,000
09/30/94       $10,060             $10,490             $10,200
03/31/95       $10,610             $11,500             $10,819
09/30/95       $11,480             $13,600             $12,101
03/31/96       $11,750             $15,200             $12,930
09/30/96       $12,040             $16,360             $13,377
03/31/97       $12,330             $18,200             $14,267
09/30/97       $13,210             $22,980             $16,975
03/31/98       $13,810             $26,930             $17,851


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.
     The above illustration compares a $10,000 investment made in Balanced Fund and two broad-based indices since 7/11/94 (inception date). For comparative purposes, the value of the indices on 6/30/94 is used as the beginning value on 7/11/94. All dividends and capital gain distributions are reinvested. The
Fund's performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
     The graph represents the performance of the Balanced Fund's Institutional Shares which have been in existence since the Fund's inception. The performance of the Balanced Fund's Trust Shares will differ based upon the different inception date and higher fees assessed to that class.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
*** Source: Lehman Brothers--Lehman Brothers Aggregate Bond Index is an unmanaged total return performance benchmark commonly used to measure bond performance. The Index is made up of Lehman's Govt/Corp Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index which are comprised of U.S. Government agencies and U.S. Treasury securities, investment grade corporate debt, mortgage-backed and asset-backed securities, selected as representative of the market.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

                         EXCELSIOR INSTITUTIONAL TRUST
                          ADVISER'S INVESTMENT REVIEW
                           INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
     The Fund generated a total return of 9.90%* for the year ending March 31, 1998 compared to a return of 17.21%** for the FT/S&P-Actuaries World Indices -- World Excluding U.S. Index and a return of 48.00%*** for the Standard & Poor's 500 Composite Stock Index for the same time period. The Fund's overweighting in Southeast Asia (ex Japan), the worst performing international region at the beginning of the time period had a negative impact on performance. The underperformance was particularly acute during the quarter ending December 31, 1997, when Southeast Asia (ex Japan) markets were especially hard hit. The Fund's asset value has rebounded in the first calendar quarter of 1998. At the end of the year, the Fund's geographical diversification was 64.2% Europe, 13.7% Southeast Asia (ex Japan), 11.05% Japan, and approximately 11% other regions.


International Equity Fund+
---------------------------------
   Average Annual Total Return
       Ended on 3/31/98*
---------------------------------
1 year  Since Inception (1/24/95)
---------------------------------
9.90%         13.02%
---------------------------------


                              FT-Actuaries        International
                              World Indices**      Equity Fund
                              -------------       -----------

 01/24/95                     $10,000               $10,000
 03/31/95                     $10,090               $10,386
 09/30/95                     $10,600               $11,471
 03/31/96                     $11,370               $12,787
 09/30/96                     $11,600               $13,254
 03/31/97                     $11,570               $13,440
 09/30/97                     $12,980               $14,511
 03/31/98                     $13,560               $14,771


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.
International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.
     The above illustration compares a $10,000 investment made in International Equity Fund and a broad-based index since 1/24/95 (inception date). For comparative purposes, the value of the index on 12/31/94 is used as the beginning value on 1/24/95. All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Goldman Sachs--The FT/S&P-Actuaries World Indices--World Excluding
    U.S. Index is a widely accepted, unmanaged index of global stock market performance, including Canada, Mexico, Europe, Australia, New Zealand, South Africa and the Far East. The Index includes dividends reinvested.
*** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard
    & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

                         EXCELSIOR INSTITUTIONAL TRUST
                          ADVISER'S INVESTMENT REVIEW
                              OPTIMUM GROWTH FUND
--------------------------------------------------------------------------------
     The Fund achieved a total return of 60.85%* for the twelve months ended March 31, 1998, versus 48.00%** for the Standard & Poor's 500 Composite Stock Price Index, for the same period. During the fiscal year, Fund performance was driven by a rebound in the Fund's networking/connectivity companies, continued strength of computer hardware and software stocks, and a strong showing from the Fund's financial services companies. Among the Fund's outstanding performers, we would highlight America Online, Dell Computer, General Electric, Merrill Lynch, Microsoft, and Pfizer. Throughout the year, the overlay performed as expected by dampening the Fund's volatility without materially inhibiting the upside return. The Fund's structure and strategy remained consistent; that is, we devoted approximately 70% of the portfolio to high-quality, mid- to large-capitalization companies which we believe have superior growth potential and complemented those investments with investments in a structured overlay to increase diversification and reduce market volatility without materially inhibiting return. Looking forward, we anticipate no major changes; we continue to believe that the outlook for non-inflationary global growth remains strong and therefore feel that superior long-term returns may be generated by being fully invested in high-quality growth companies. This strategy worked well, ranking the Fund twenty-seventh, based on total return, among the 858 funds in the Lipper Growth Fund category*** for the twelve months ended March 31, 1998.

                 Optimum Growth Fund+
-------------------------------------------------------------
     Average Annual Total Return Ended on 3/31/98*
-------------------------------------------------------------
                                1 year       Since Inception
-------------------------------------------------------------
Institutional Shares
6/1/96 Inception                60.85%           31.12%
-------------------------------------------------------------
Trust Shares
7/3/96 Inception                60.41%           33.57%
-------------------------------------------------------------



                              Standard             Optimum
                           & Poor's 500**        Growth Fund
                          ----------------       -----------

 06/01/96                     $10,000             $10,000
 06/30/96                     $10,350              $9,860
 07/31/96                      $9,590              $9,180
 08/31/96                      $9,800              $9,220
 09/30/96                     $10,350             $10,004
 10/31/96                     $10,630             $10,014
 11/30/96                     $11,440             $10,685
 12/31/96                     $11,210             $10,424
 01/31/97                     $11,910             $11,116
 02/28/97                     $12,000             $10,906
 03/31/97                     $11,510             $10,223
 06/30/97                     $13,520             $12,340
 09/30/97                     $14,530             $13,450
 12/31/97                     $14,950             $13,917
 03/31/98                     $17,030             $16,444


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.
     The above illustration compares a $10,000 investment made in Optimum Growth Fund and a broad-based index since 6/1/96 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
     The graph presents the performance of the Optimum Growth Fund's Institutional Shares which have been in existence since the Fund's inception. The performance of the Optimum Growth Fund's Trust Shares will differ based upon the different inception date and higher fees assessed to that class.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
*** Source: Lipper Analytical Services, Inc.--Lipper is an independent mutual fund performance monitor.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

                         EXCELSIOR INSTITUTIONAL TRUST
                          ADVISER'S INVESTMENT REVIEW
                               VALUE EQUITY FUND
--------------------------------------------------------------------------------
     The Fund posted a total return of 51.67%* for the twelve months ended
March 31, 1998, versus 48.00%** for the Standard & Poor's 500 Composite Stock Price Index, for the same period. The goal of the Fund is long-term capital appreciation with a focus on value. During the first half of the fiscal year, Fund strength was broadbased, though performance was aided in particular by an overweighting of large-capitalization concerns as well as the aerospace, energy, financial services, and technology sectors. Momentum slowed in the fiscal third quarter, however, in response to Asian economic difficulties and subsequent stock market corrections and volatility. We added to several of our financial services holdings and other globally oriented companies on stock price weakness during this period. Positive momentum resumed in the fiscal fourth quarter. During this final quarter, we began to add several smaller-capitalization names to the Fund, as we felt that the group's extended period of underperformance versus larger-capitalization companies had created a number of compelling values. Strength in the final quarter was broadbased, and our overweighted areas (technology and financials) performed particularly well. In keeping with the Fund's goal, the price/earnings and price/book ratios were kept low in relative terms, and portfolio turnover has been low as well. Most important, we maintained broad portfolio diversification. For the twelve months ended March 31, 1998, the Fund ranked twenty-one, based on total return, among the 646 funds in the Lipper Growth & Income category.*** Over time, we believe that a disciplined search for fundamental value will achieve better results than attempting to take advantage of short-term price movements.

                   Value Equity Fund+
-------------------------------------------------------------
     Average Annual Total Return Ended on 3/31/98*
-------------------------------------------------------------
                                1 year       Since Inception
-------------------------------------------------------------
Institutional Shares
6/1/96 Inception                51.67%           39.70%
-------------------------------------------------------------
Trust Shares
1/15/97 Inception               51.09%           34.42%
-------------------------------------------------------------



                              Standard              Value
                           & Poor's 500**        Equity Fund
                           --------------        -----------

 06/01/96                     $10,000             $10,000
 06/30/96                     $10,040              $9,830
 07/31/96                      $9,590              $9,470
 08/31/96                      $9,800              $9,840
 09/30/96                     $10,350             $10,292
 10/31/96                     $10,630             $10,452
 11/30/96                     $11,440             $11,494
 12/31/96                     $11,210             $11,572
 01/31/97                     $11,910             $12,125
 02/28/97                     $12,000             $11,823
 03/31/97                     $11,510             $11,391
 06/30/97                     $13,520             $13,727
 09/30/97                     $14,530             $15,443
 12/31/97                     $14,950             $14,768
 03/31/98                     $17,030             $17,276


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.
     The above illustration compares a $10,000 investment made in Value Equity Fund and a broad-based index since 6/1/96 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
     The graph presents the performance of the Value Equity Fund's Institutional Shares which have been in existence since the Fund's inception. The performance of the Value Equity Fund's Trust Shares will differ based upon the different inception date and higher fees assessed to that class.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
*** Source: Lipper Analytical Services, Inc.--Lipper is an independent mutual fund performance monitor.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

Excelsior Institutional Trust
Schedule of Investments
March 31, 1998

Equity Fund




      Shares                                                           Value
------------------                                                 -------------
COMMON STOCKS -- 97.83%
                      CONSUMER STAPLES -- 25.27%
  30,641              Bestfoods ................................   $ 3,581,167
  52,110              Coca-Cola Co. ............................     4,035,268
   7,656             +Corn Products International, Inc. .              274,659
  38,740              Gillette Co. .............................     4,597,954
  62,164              Johnson & Johnson. .......................     4,557,398
  80,776              Mattel, Inc. .............................     3,200,749
  47,660             +Oxford Health Plans, Inc. ................       708,943
  58,971              Pfizer, Inc. .............................     5,878,672
  49,739              Procter & Gamble Co. .....................     4,196,728
  48,002              Schering-Plough Corp. ....................     3,921,163
                                                                   -----------
                                                                    34,952,701
                                                                   -----------
                      FINANCIAL -- 17.50%
  26,730              American International Group,
                       Inc. ....................................     3,366,309
  21,782              Aon Corp. ................................     1,410,384
  30,940              BankBoston Corp. .........................     3,411,135
  19,095              Citicorp .................................     2,711,490
  22,308              Household International, Inc. ............     3,072,927
  47,529              Mellon Bank Corp. ........................     3,018,092
  51,406              Morgan Stanley Dean Witter
                       Discover & Co. ..........................     3,746,212
  83,548              Norwest Corp .............................     3,472,464
                                                                   -----------
                                                                    24,209,013
                                                                   -----------
                      TECHNOLOGY -- 14.48%
  38,310             +Analog Devices, Inc. .....................     1,273,807
  66,743             +Cisco Systems, Inc. ......................     4,563,553
  47,380              Ericsson LM ADR ..........................     2,250,550
  42,198              Hewlett Packard Co. ......................     2,674,298
  47,178              Intel Corp. ..............................     3,679,884
  62,555             +Microsoft Corp. ..........................     5,594,763
                                                                   -----------
                                                                    20,036,855
                                                                   -----------
                      CAPITAL GOODS -- 12.46%
  55,892              General Electric Co. .....................     4,817,192
  44,821              Honeywell, Inc. ..........................     3,706,136
  51,710              Illinois Tool Works, Inc. ................     3,348,223
  65,287              Raychem Corp. ............................     2,713,491
  65,656             +Thermo Electron Corp. ....................     2,650,861
                                                                   -----------
                                                                    17,235,903
                                                                   -----------
                      CONSUMER CYCLICAL -- 10.08%
  93,146              CBS Corp. ................................     3,161,142
  36,475             +Lear Corp. ...............................     2,056,278




      Shares                                                           Value
------------------                                                 ------------
COMMON STOCKS -- (continued)
                      CONSUMER CYCLICAL -- (continued)
  36,268              McDonald's Corp. .........................   $ 2,176,080
  50,940              Stewart Enterprises, Inc., Class A........     2,827,170
  51,613              Time Warner, Inc. ........................     3,716,136
                                                                   -----------
                                                                    13,936,806
                                                                   -----------
                      ENERGY -- 7.94%
  24,954              British Petroleum Co. ADR ................     2,147,604
  34,592              Burlington Resources, Inc. ...............     1,658,254
  37,817              Mobil Corp. ..............................     2,897,728
  19,550              Ocean Energy, Inc. .......................       460,636
   6,490             +Petroleum Geo-Services ADR ...............       385,344
  60,472              Royal Dutch Petroleum Co. ................     3,435,565
                                                                   -----------
                                                                    10,985,131
                                                                   -----------
                      UTILITY -- 5.90%
  65,820             +AES Corp. ................................     3,451,436
 109,492             +WorldCom, Inc. ...........................     4,708,156
                                                                   -----------
                                                                     8,159,592
                                                                   -----------
                      RAW/INTERMEDIATE
                      MATERIALS -- 4.20%
  21,130              Monsanto Co. .............................     1,098,760
  16,257              Nucor Corp. ..............................       884,990
  24,867              Pioneer Hi-Bred International, Inc. ......     2,426,087
  65,850             +Steel Dynamics, Inc. .....................     1,395,197
                                                                   -----------
                                                                     5,805,034
                                                                   -----------
                      TOTAL COMMON STOCKS
                      (Cost $86,756,742)........................   135,321,035
                                                                   -----------
    Principal
     Amount
DEMAND NOTES -- 0.62%
$418,000              Associates Corp. of North America
                       Master Notes ............................       418,000
 446,000              General Electric Co.
                       Promissory Notes ........................       446,000
                                                                   -----------
                      TOTAL DEMAND NOTES
                       (Cost $864,000)..........................       864,000
                                                                   -----------


TOTAL INVESTMENTS
 (Cost $87,620,742) ...............................    98.45%     $136,185,035
OTHER ASSETS AND
  LIABILITIES (NET) ...............................     1.55         2,143,062
                                                      ------      ------------
NET ASSETS ........................................   100.00%     $138,328,097
                                                      ======      ============

-------------------------
+ Non-income producing security.
ADR -- American Depositary Receipt.

                       See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 1998

Income Fund


  Principal                                    Coupon       Maturity
    Amount                                      Rate          Date         Value
-------------                             ---------------  ----------  -------------
U.S. GOVERNMENT & AGENCY
 OBLIGATIONS -- 57.18%
                 Federal Home Loan Bank
$7,200,000       Discount Note .........         5.45%++    4/01/98    $7,200,000
                 Federal Home Loan
                 Mortgage Corporation
     7,671       Pool #220001 ..........         10.75      7/01/00         8,150
                 Federal National
                 Mortgage Association
   959,000       Discount Note .........         5.46++     4/01/98       959,000
 1,258,947       Pool #190748 ..........          5.50      4/01/01     1,225,899
 2,975,811       Pool #303859 ..........          7.50      3/01/11     3,058,577
 4,785,952       Pool #251502 ..........          6.50      2/01/13     4,799,415
 1,456,970       Pool #316972 ..........          7.50      7/01/25     1,492,939
 5,582,450       April TBA .............          6.00      4/15/28     5,402,768
                 Government National
                 Mortgage Association
 1,000,000       Pool #471660 ..........          7.50      3/15/28     1,025,313
 1,250,000       Tennessee Valley
                  Authority, Put
                  Bond .................          5.88      4/01/36     1,282,779
 7,593,000       U.S. Treasury
                  Bonds ................          7.25      5/15/16     8,639,414
                                                                       ----------
                 TOTAL U.S. GOVERNMENT &
                  AGENCY OBLIGATIONS
                  (Cost $34,573,734)...............................    35,094,254
                                                                       ----------
CORPORATE BONDS -- 26.39%
 2,625,000       Associates Corp. of
                  North America,
                  Series F .............          6.31      6/16/00     2,639,089
   750,000       Caterpillar, Inc.......          9.38      7/15/01       822,407
 1,500,000       Coca Cola Enterprises,
                  Inc. .................          7.00     10/01/26     1,610,031
 2,340,000       First Union Corp.                8.00     11/15/02     2,508,459
 3,000,000       General Motors
                  Acceptance
                  Corp. ................          7.50      7/24/00     3,087,906
 2,000,000      +Goldman Sachs
                  Group ................          6.60      7/15/02     2,018,244
 1,565,000       Kimberly-Clark
                  Corp. ................          6.38      1/01/28     1,500,868
 2,000,000       Morgan Stanley Dean
                  Witter & Co. .........          6.38      8/01/02     2,007,256
                                                                       ----------
                 TOTAL CORPORATE BONDS
                  (Cost $16,110,363)...............................    16,194,260
                                                                       ----------

  Principal                                 Coupon      Maturity
   Amount                                    Rate         Date           Value
------------                              ----------  ------------  ---------------
ASSET BACKED SECURITIES -- 17.57%
$  840,000     AT&T Universal
               Card Master
               Trust, Series 95-2,
               Class A .................  5.95%       10/17/02      $   841,184
 1,000,000     California
               Infrastructure,
               San Diego Gas &
               Electric Co., Series
               97-1, Class A5 ..........  6.19         9/25/05        1,006,190
 1,540,000     California
               Infrastructure,
               Pacific Gas &
               Electric Co., Series
               97-1, Class A7 ..........  6.42         9/25/08        1,557,772
 2,078,000     Chase Manhattan
               Credit Card
               Master Trust,
               Series 96-3, Class A       7.04         2/15/05        2,142,150
 1,260,000     Citibank Credit
               Card Master Trust
               I, Series 97-7,
               Class A .................  6.35         8/15/02        1,277,073
 1,920,000     ContiMortgage
               Home Equity
               Loan Trust, Series
               97-5, Class A4 ..........  6.58         6/15/19        1,930,272
 2,000,000     Nomura Asset
               Securities Corp.,
               Series 98-D6, Class
               A1B .....................  6.59         3/17/28        2,031,875
                                                                    -----------
               TOTAL ASSET BACKED SECURITIES
                 (Cost $10,725,003) ............................     10,786,516
                                                                    -----------
Shares
----------
SHORT-TERM INVESTMENTS -- 6.92%
 2,111,576     Dreyfus Government Cash
                 Management Fund ...............................      2,111,576
 2,134,085     Fidelity U.S. Treasury II Fund ..................      2,134,085
                                                                    -----------
               TOTAL SHORT-TERM INVESTMENTS
                 (Cost $4,245,661)..............................      4,245,661
                                                                    -----------
TOTAL INVESTMENTS
 (Cost $65,654,761)...............................     108.06%       $66,320,691
                                                                     -----------
OTHER ASSETS AND
 LIABILITIES (NET) ...............................      (8.06)        (4,946,542)
                                                       --------      -----------
NET ASSETS .......................................     100.00%       $61,374,149
                                                       ========      ===========

-------------------------
 + 144A Security -- certain conditions for public sale may exist.
++ Discount Rate

                       See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 1998

Total Return Bond Fund




  Principal                                     Coupon          Maturity
    Amount                                       Rate             Date               Value
-------------                               --------------  ----------------  -------------------
U.S. GOVERNMENT & AGENCY
   OBLIGATIONS -- 48.34%
                Federal Home Loan
                Bank
$7,000,000      Discount Note ............  5.47%++          4/06/98          $6,994,701
                Federal National
                Mortgage Association
 8,000,000      Discount Note ............  5.47++           4/13/98           7,985,464
   915,000      Medium Term Note             6.21           10/28/02             927,024
 5,310,000      April TBA ................   6.00            4/15/28           5,139,087
                Government National
                Mortgage Association
    34,177      Pool #356873 .............   6.50            5/15/23              33,814
28,889,000      U.S. Treasury
                 Bonds ...................   7.25            5/15/16          32,870,280
 8,000,000      U.S. Treasury Notes          5.25            1/31/01           7,917,504
19,155,000      U.S. Treasury Notes
                 (Inflation Indexed)         5.75           10/31/02          19,202,887
                                                                              ----------
                TOTAL U.S. GOVERNMENT &
                 AGENCY OBLIGATIONS
                 (Cost $79,127,751).......................................    81,070,761
                                                                              ----------
CORPORATE BONDS -- 29.16%
 2,570,000       Amgen, Inc. .............   8.13            4/01/97           2,972,133
 3,955,000       Associates Corp. of
                 North America,
                 Series 1 ................   7.11            7/16/01           4,069,153
 5,205,000       CIT Group
                 Holdings ................   6.80            4/17/00           5,280,275
 3,470,000       Coca Cola
                 Enterprises, Inc. .......   7.00           10/01/26           3,724,538
5,360,000        First Union Corp.........   8.00           11/15/02           5,745,872
5,575,000        Ford Motor Credit
                 Co. .....................   6.25           11/08/00           5,607,971
5,250,000       +Goldman Sachs
                 Group ...................   6.60            7/15/02           5,297,890
3,145,000        Kimberly-Clark
                 Corp. ...................   6.38            1/01/28           3,016,121
1,517,000        Merrill Lynch &
                 Co., Inc. ...............   6.00            2/12/03           1,504,609
3,630,000        Morgan Stanley
                 Dean Witter & Co..          6.38            8/01/02           3,643,170
3,290,000        Motorola, Inc. ..........   5.22           10/01/97           2,538,653
5,140,000        Nationsbank Corp..          8.13            6/15/02           5,500,031
                                                                              ----------
                TOTAL CORPORATE BONDS
                 (Cost $48,175,812).......................................    48,900,416
                                                                              ----------
ASSET BACKED SECURITIES -- 22.02%
6,580,000       +AESOP Funding II,
                 Series 97-1,
                 Class A2 ................   6.40           10/20/03           6,664,290



  Principal                                     Coupon          Maturity
    Amount                                       Rate             Date               Value
-------------                               --------------  ----------------  -------------------
$2,335,000      AT&T Universal
                Series 95-2, Class A......  5.95%           10/17/02          $2,338,292
 1,655,000      California
                Infrastructure, Pacific
                Gas & Electric Co.,
                Series 97-1,
                Class A7 .................   6.42            9/25/08           1,674,099
 7,120,000      Chase Manhattan
                Credit Card Master
                Trust, Series 96-3,
                Class A ..................   7.04            2/15/05           7,339,802
 3,510,000      Citibank Credit Card
                Master Trust I,
                Series 97-7, Class A......   6.35            8/15/02           3,557,561
 3,290,000      ContiMortgage Home
                Equity Loan Trust,
                Series 97-3,
                Class A4 .................   6.82            5/15/12           3,332,342
 4,805,000      ContiMortgage Home
                Equity Loan Trust,
                Series 97-5,
                Class A4 .................   6.58            6/15/19           4,830,707
 4,860,000      Nomura Asset
                Securities Corp., Series
                98-D6, Class A1B .........   6.59            3/17/28           4,937,456
 2,255,000      The Money Store
                Home Equity Trust,
                Series 97-C,
                Class AF5 ................   6.54            6/15/21           2,266,703
                                                                              ----------
                TOTAL ASSET BACKED SECURITIES
                 (Cost $36,589,066)....................................      36,941,252


             Shares
-------------------------------
SHORT-TERM INVESTMENTS -- 4.41%
 3,676,104      Dreyfus Government Cash
                 Management Fund ......................................        3,676,104
 3,720,860      Fidelity U.S. Treasury II
                 Fund .................................................        3,720,860
                                                                            ------------
                TOTAL SHORT-TERM
                 INVESTMENTS
                 (Cost $7,396,964) ....................................        7,396,964
                                                                            ------------
TOTAL INVESTMENTS
   (Cost $171,289,593)...................................     103.93%       $174,309,393
OTHER ASSETS AND
   LIABILITIES (NET) ....................................      (3.93)         (6,598,138)
                                                              ------        ------------
NET ASSETS ..............................................     100.00%       $167,711,255
                                                              ======        ============

-------------------------
 + 144A Security - certain conditions for public sale may exist.
++ Discount Rate

                       See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 1998

Balanced Fund




  Shares                                                   Value
----------                                             -------------
COMMON STOCKS -- 59.02%
              CONSUMER CYCLICAL -- 11.26%
  30,000      Callaway Golf Co. .....................   $   870,000
  51,000      Clayton Homes, Inc. ...................     1,032,750
  25,000      Dillard's, Inc., Class A ..............       923,438
   9,500      Eaton Corp. ...........................       904,281
  28,000      Elcor Corp. ...........................       752,500
  16,000      Ford Motor Co. ........................     1,037,000
  13,000      General Motors Corp. ..................       876,687
  13,000      Goodyear Tire & Rubber Co. ............       984,750
  13,000      J.C. Penney Co. .......................       983,938
  23,000      Standard Register Co. .................       780,562
  32,600     +Toys "R" Us, Inc. .....................       980,038
                                                        -----------
                                                         10,125,944
                                                        -----------
              RAW/INTERMEDIATE
               MATERIALS -- 9.60%
  18,000      Arco Chemical Co. .....................       852,750
  35,000      British Steel ADR .....................       848,750
  21,000      Caraustar Industries, Inc. ............       687,750
  35,000     +Gradall Industries, Inc. ..............       616,875
  30,675      Hanna (M.A.) Co. ......................       749,620
  37,000      Millenium Chemicals Inc. ..............     1,239,500
  28,000      Quanex Corp. ..........................       841,750
  15,000      Union Camp Corp. ......................       896,250
  17,000      Weyerhaeuser Co. ......................       960,500
  25,000      Willamette Industries, Inc. ...........       939,063
                                                        -----------
                                                          8,632,808
                                                        -----------
              FINANCIAL -- 8.30%
  10,000      Allstate Corp. ........................       919,375
   8,000      Bankers Trust New York Corp. ..........       962,500
  22,000      Comdisco, Inc. ........................       959,750
  14,000      Exel Ltd. .............................     1,085,000
  15,000      Fannie Mae ............................       948,750
  15,000      PNC Bank Corp. ........................       899,062
  17,000      Safeco Corp. ..........................       928,625
  27,500      Washington Federal, Inc. ..............       756,250
                                                        -----------
                                                          7,459,312
                                                        -----------
              CONSUMER STAPLES -- 6.44%
  26,500      Allergan, Inc. ........................     1,007,000
  20,000      American Greetings Corp., Class A             920,000
  37,000      Archer-Daniels-Midland Co. ............       811,688
  28,000      C.R. Bard, Inc. .......................     1,029,000
  24,000      Mallinckrodt, Inc. ....................       948,000
  30,000     +The SABRE Group Holdings, Inc.              1,076,250
                                                        -----------
                                                        $ 5,791,938
                                                        -----------

 Shares                                                   Value
--------                                               -----------
COMMON STOCKS -- (continued)

              CAPITAL GOODS -- 5.19%
  29,000      AGCO Corp. ............................   $   860,938
  17,000      Caterpillar Inc. ......................       936,062
  16,000      Deere & Co. ...........................       991,000
  50,000     +Griffon Corp. .........................       793,750
  25,000     +Gulfstream Aerospace Corp. ............     1,084,375
                                                        -----------
                                                          4,666,125
                                                        -----------
              ENERGY -- 5.16%
  10,700      Atlantic Richfield Co. ................       841,287
  30,000      Occidental Petroleum Corp. ............       879,375
  20,000      Repsol S.A. ADR .......................     1,017,500
  25,000      Ultramar Diamond Shamrock
               Corp. ................................       881,250
  30,000      YPF S.A. ADR ..........................     1,020,000
                                                        -----------
                                                          4,639,412
                                                        -----------
              TECHNOLOGY -- 4.71%
  13,500     +Genentech, Inc. .......................       950,906
  15,000      Intel Corp. ...........................     1,170,000
  25,000     +Marshall Industries ...................       834,375
  12,000      Xerox Corp. ...........................     1,277,250
                                                        -----------
                                                          4,232,531
                                                        -----------
              TRANSPORTATION -- 4.09%
   7,000     +AMR Corp. .............................     1,002,313
   7,500      Delta Air Lines, Inc. .................       886,875
  12,000      GATX Corp. ............................       936,000
  30,000      Knightsbridge Tankers Ltd. ............       847,500
                                                        -----------
                                                          3,672,688
                                                        -----------
              REAL ESTATE INVESTMENT
               TRUST -- 2.32%
  20,000      Mack-Cali Realty Corp. ................       781,250
  50,000      Prime Retail, Inc. ....................       746,875
  35,000      Wilshire Real Estate Investment
               Trust Inc. ...........................       560,000
                                                        -----------
                                                          2,088,125
                                                        -----------
              UTILITIES -- 1.95%
  21,000      Enron Corp. ...........................       973,875
  35,000      PECO Energy Co. .......................       774,375
                                                        -----------
                                                          1,748,250
                                                        -----------
              TOTAL COMMON STOCKS
              (Cost $36,342,438) ....................    53,057,133
                                                        -----------

                          See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 1997

Balanced Fund -- (continued)

         Principal
          Amount                                          Value
--------------------------                              ---------

CORPORATE BONDS -- 20.61%
          FINANCIAL -- 6.09%
$1,000,000     American General Corp. 7.75%,
                4/01/05 ...........................   $1,072,769
   463,000     Chevron Capital USA, Inc. 7.45%,
                8/15/04 ...........................      482,301
   750,000     General Motors Acceptance Corp.
                6.75%, 6/10/02 ....................      762,786
 1,310,000     Safeco Corp. 7.875%, 4/01/05 .......    1,383,467
   750,000     Sunamerica, Inc. 6.75%, 10/01/07          754,424
 1,000,000     Transamerica Corp. 6.75%,
                11/15/06 ..........................    1,019,807
                                                      ----------
                                                       5,475,554
                                                      ----------
               CONSUMER STAPLES -- 5.93%
   750,000     Albertson's, Inc. 6.375%, 6/01/00         756,875
 1,575,000     Anheuser Busch Co., Inc. 7.10%,
                6/15/07 ...........................    1,638,343
   650,000     Columbia/HCA Healthcare Corp.
                6.87%, 9/15/03 ....................      613,677
   500,000     McDonald's Corp. 7.375%,
                7/15/02 ...........................      512,570
   750,000     SmithKline Beecham 7.50%,
                5/01/02 ...........................      750,974
 1,000,000     Tenneco, Inc. 7.50%, 4/15/07 .......    1,059,132
                                                      ----------
                                                       5,331,571
                                                      ----------
               RAW/INTERMEDIATE
               MATERIALS -- 5.08%
 1,000,000     English China Clays plc 7.375%,
                10/01/02 ..........................    1,044,127
 1,250,000     Phelps Dodge Corp. 7.75%,
                1/01/02 ...........................    1,316,720
   500,000     Reynolds Metals 9.40%, 2/15/05......      583,576
   750,000     Reynolds Metals 8.90%, 9/20/06......      869,335
   750,000     Willamette Industries, Inc. 7.00%,
                2/01/18 ...........................      756,233
                                                      ----------
                                                       4,569,991
                                                      ----------

           Principal
            Amount                                       Value
------------------------------                       -------------
CORPORATE BONDS -- (continued)

               UTILITIES -- 2.65%
$  575,000     Alabama Power Co. 7.00%,
                1/01/03 ...........................   $   581,100
   775,000     AT&T Corp. 8.20%, 2/15/05 ..........       806,165
 1,000,000     SBC Communications, Inc. 6.25%,
                3/01/05 ...........................       999,104
                                                      -----------
                                                        2,386,369
                                                      -----------
               ENERGY -- 0.86%
   750,000     Occidental Petroleum 8.50%,
                9/15/04 ...........................       770,403
                                                      -----------
               TOTAL CORPORATE BONDS
               (Cost $18,288,924)..................    18,533,888
                                                      -----------
 U.S. GOVERNMENT & AGENCY
  OBLIGATIONS -- 17.96%

               Federal National Mortgage
                Association
   550,000     6.45%, 12/16/02 ....................       551,942
   750,000     7.65%, 3/10/05 .....................       823,192
 1,000,000     7.50%, 4/16/07 .....................     1,050,126
                                                      -----------
                                                        2,425,260
                                                      -----------
               Financial Assistance Corp.
 1,000,000     9.20%, 9/27/05 .....................     1,130,886
                                                      -----------
               U.S. Treasury Bonds
   750,000     9.125%, 5/15/09 ....................       875,625
 1,000,000     7.50%, 11/15/16 ....................     1,165,938
                                                      -----------
                                                        2,041,563
                                                      -----------
               U.S. Treasury Notes
   250,000     6.875%, 8/31/99 ....................       254,219
 1,250,000     7.50%, 10/31/99 ....................     1,284,766
 1,000,000     7.75%, 11/30/99 ....................     1,033,438
   750,000     6.375%, 5/15/00 ....................       761,485
   500,000     5.50%, 12/31/00 ....................       498,125
   500,000     6.25%, 4/30/01 .....................       508,282
   600,000     6.50%, 5/31/01 .....................       614,250
   700,000     6.25%, 10/31/01 ....................       712,687
   775,000     6.125%, 12/31/01 ...................       786,141
   750,000     6.625%, 3/31/02 ....................       774,610
   875,000     6.25%, 8/31/02 .....................       893,868
   250,000     7.875%, 11/15/04 ...................       279,297
   750,000     7.50%, 2/15/05 .....................       824,531
   500,000     6.875%, 5/15/06 ....................       535,781
   750,000     6.50%, 10/15/06 ....................       786,562
                                                      -----------
                                                       10,548,042
                                                      -----------
               TOTAL U.S. GOVERNMENT &
                AGENCY OBLIGATIONS
                (Cost $16,001,915).................    16,145,751
                                                      -----------

                          See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 1997

Balanced Fund -- (continued)


  Principal
    Amount                                              Value
-------------                                       ------------
DEMAND NOTES -- 0.47%
$  274,000       Associates Corp. of North America
                 Master Notes ....................   $  274,000
   148,000       General Electric Co. Promissory
                 Notes ...........................      148,000
                                                     ----------
                 TOTAL DEMAND NOTES
                 (Cost $422,000)..................      422,000
                                                     ----------


TOTAL INVESTMENTS
 (Cost $71,055,277) .................    98.06%     $88,158,772
OTHER ASSETS AND
  LIABILITIES (NET) .................     1.94        1,743,747
                                        ------      -----------
NET ASSETS ..........................   100.00%     $89,902,519
                                        ======      ===========

-------------------------
+ Non-income producing security.
ADR--American Depositary Receipt.


















                       See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 1998

International Equity Fund


   Shares                                                     Value
------------                                               ----------
COMMON STOCK -- 95.97%
                SWITZERLAND -- 13.97%
     5,100     +ABB AG (Registered) ....................   $1,519,790
    19,700      Nestle S.A. ADR (Registered) ...........    1,882,150
       680      Novartis AG (Registered) ...............    1,204,227
     3,000      SGS Holdings S.A. ......................    1,041,680
                                                           ----------
                                                            5,647,847
                                                           ----------
                UNITED KINGDOM -- 12.66%
    18,100      Glaxo Wellcome plc ADR .................      979,663
    40,000      Pearson plc ............................      650,090
    63,500      Railtrack Group plc.....................    1,042,658
   227,800      Rentokil Initial plc ...................    1,390,258
    78,700      Rio Tinto plc (Registered) .............    1,057,526
                                                           ----------
                                                            5,120,195
                                                           ----------
                JAPAN -- 10.97%
    73,000     +Atlantis Japan Growth Fund Ltd..........      310,250
    45,000      Canon, Inc. ............................    1,016,129
    45,000      Denso Co. ..............................      843,961
    14,200      Hirose Electric ........................      707,337
    43,000      Kurita Water Industries, Ltd. ..........      451,613
    90,000      Mitsubishi Corp. .......................      735,934
    33,000      Tokio Marine & Fire
                 Insurance Co. .........................      368,867
                                                           ----------
                                                            4,434,091
                                                           ----------
                NETHERLANDS -- 10.86%
    13,400      IHC Caland N.V. ........................      739,909
    19,500      ING Groep N.V. .........................    1,106,668
    29,200      Royal Dutch Petroleum Co. ..............    1,658,925
     6,200      Wolters Kluwer N.V. ....................      886,352
                                                           ----------
                                                            4,391,854
                                                           ----------
                GERMANY -- 10.66%
       800      Allianz AG (Registered) ................      240,346
        23     +Allianz AG (New) .......................        6,898
    30,600      Bayer AG ...............................    1,392,639
    11,900      Daimler-Benz AG ........................    1,095,392
    21,000      Deutsche Bank AG .......................    1,574,716
                                                           ----------
                                                            4,309,991
                                                           ----------
                HONG KONG -- 7.29%
   200,000      Hutchison Whampoa Ltd. .................    1,406,815
   177,500      Johnson Electric Holdings Ltd. .........      758,292
   254,000      Li & Fung, Ltd. ........................      403,227
    72,000      Swire Pacific Ltd. .....................      381,001
                                                           ----------
                                                            2,949,335
                                                           ----------

  Shares                                                      Value
----------                                                  ---------
COMMON STOCKS -- (continued)
                FRANCE -- 6.70%
    10,200      Dassault Systemes S.A. .................   $  410,938
     1,900      Financiere et Industrielle
                 Gaz et Eaux ...........................    1,006,314
    21,600      Michelin, Class B ......................    1,290,161
                                                           ----------
                                                            2,707,413
                                                           ----------
                SWEDEN -- 4.17%
    31,400      Investor AB, Class B ...................    1,686,143
                                                           ----------
                SPAIN -- 3.94%
    22,500      Banco Intercontinental Espana
                (Registered) ...........................    1,591,981
                                                           ----------
                SINGAPORE -- 2.28%
    99,000      Acer Computer International Ltd.               67,815
   234,000      Courts Singapore Ltd. ..................       93,513
   100,100      Development Bank of Singapore
                 Ltd. ..................................      731,834
     2,000     +Singapore Sesdaq Fund Ltd. .............       28,000
                                                           ----------
                                                              921,162
                                                           ----------
                CANADA -- 2.25%
    16,100      Imperial Oil Ltd. ......................      910,656
                                                           ----------
                MEXICO -- 2.14%
   167,800      Kimberly-Clark de Mexico,
                 SA de CV ..............................      866,980
                                                           ----------
                SOUTH AFRICA -- 2.12%
   203,218      LibLife Strategic Investments Ltd.......      857,843
                                                           ----------
                BERMUDA -- 1.52%
    12,500      Partner Re Ltd. ........................      614,063
                                                           ----------
                ITALY -- 1.44%
     6,200      Luxottica Group S.p.A. ADR .............      580,863
                                                           ----------
                MALAYSIA -- 1.13%
    24,000      Nestle (Malaysia) Berhad ...............      133,187
   289,000      Sime Darby Bhd. ........................      323,934
                                                           ----------
                                                              457,121
                                                           ----------
                ARGENTINA -- 0.96%
    41,300      Quilmes Industrial S.A.
                (Registered) ...........................      388,220
                                                           ----------
                THAILAND -- 0.91%
    26,600      The Siam Cement Co., Ltd. ..............      369,143
                                                           ----------
                TOTAL COMMON STOCKS
                 (Cost $32,516,133).....................   38,804,901
                                                           ----------



                       See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 1998

International Equity Fund -- (continued)


  Principal
    Amount                                                   Value
-------------                                              --------
CORPORATE OBLIGATIONS -- 1.94%
                 THAILAND -- 1.15%
$ 970,000        Bangkok Bank Public Co.
                 (Convertible) 3.25%, 3/03/04 ..........   $463,175
                                                           --------
                 SINGAPORE -- 0.79%
  380,000        Far East Levingston Shipping
                  1.50%, 5/02/01 .......................    319,675
                                                           --------
                 TOTAL CORPORATE
                 OBLIGATIONS
                  (Cost $1,302,557) ....................    782,850
                                                           --------
  No. of
 Warrants
----------
WARRANTS -- 0.02%
                 JAPAN -- 0.01%
    13,000      +Atlantis Japan Growth Fund Ltd.,
                 $10.00 exercise price,
                 expiring 4/30/01 ......................      5,590
                                                           --------
                 SINGAPORE -- 0.01%
    20,000      +Acer Computer International Ltd.,
                 $1.56 exercise price,
                 expiring 7/31/01 ......................      3,000
                                                           --------
                 TOTAL WARRANTS
                 (Cost $17,787) ........................      8,590
                                                           --------
   No. of
   Rights
----------
RIGHTS -- 0.09%
                 SINGAPORE -- 0.09%
    18,200      +Development Bank of Singapore
                  Ltd., SGD 8.50 subscription
                  price (Cost $0) ......................     37,212
                                                           --------
 Principal
   Amount
----------
DEMAND NOTES -- 1.49%
$ 297,000        Associates Corp. of North America
                  Master Notes .........................    297,000
  307,000        General Electric Co. Promissory
                  Notes ................................    307,000
                                                           --------
                 TOTAL DEMAND NOTES
                  (Cost $604,000) ......................    604,000
                                                           --------

                                                  Value
                                               -----------
TOTAL INVESTMENTS
  (Cost $34,440,477).........    99.51%        $40,237,553
OTHER ASSETS AND
  LIABILITIES (NET) .........     0.49             198,801
                                -------        -----------
NET ASSETS ..................   100.00%        $40,436,354
                                =======        ===========

-------------------------
+ Non-income producing security.
ADR -- American Depositary Receipt.
SGD -- Singapore Dollar
--------------------------------------------------------------------------------
       At March 31, 1998, sector diversification of the Fund's investment portfolio was as follows:



                                         % of
                                         Net             Market
Sector Diversification                  Assets           Value
------------------------------------   -------       ------------
Financial ..........................    33.48%       $13,536,599
Consumer Staples ...................    15.37          6,213,236
Consumer Cyclical ..................    15.34          6,204,061
Capital Goods ......................     9.98          4,035,169
Energy .............................     7.32          2,957,801
Raw/Intermediate Materials .........     6.97          2,819,309
Technology .........................     4.03          1,631,340
Transportation .....................     3.56          1,440,585
Demand Notes .......................     1.49            604,000
Utilities ..........................     1.12            451,613
Investment Companies ...............     0.85            343,840
                                       ------        -----------
  Total Investments ................    99.51%       $40,237,553
Other Assets and Liabilities (Net)       0.49            198,801
                                       ------        -----------
  Net Assets .......................   100.00%       $40,436,354
                                       ======        ===========

                          See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 1998

Optimum Growth Fund




   Shares                                                    Value
------------                                             -----------
COMMON STOCKS -- 98.44%
                TECHNOLOGY -- 28.64%
    36,000     +America Online, Inc. .................   $2,459,250
    10,000     +BMC Software, Inc. ...................      838,125
    36,000     +Cisco Systems, Inc. ..................    2,461,500
    40,000     +Dell Computer Corp. ..................    2,707,500
    51,000     +EMC Corp. ............................    1,928,438
    27,000      Intel Corp. ..........................    2,106,000
    27,000      Medtronic, Inc. ......................    1,400,625
    27,000     +Microsoft Corp. ......................    2,414,812
     4,000      Western Atlas, Inc. ..................      309,500
                                                         ----------
                                                         16,625,750
                                                         ----------
                CONSUMER STAPLES -- 27.69%
     6,000      Abbott Laboratories ..................      451,875
     5,000      American Home Products Corp. .........      476,875
     5,000      Bestfoods ............................      584,375
     4,000      Bristol-Meyers Squibb Co. ............      417,250
    24,000      Coca-Cola Co. ........................    1,858,500
     6,000      ConAgra, Inc. ........................      192,750
     6,000      Eli Lilly & Co. ......................      357,750
     6,500      General Mills, Inc. ..................      494,000
    16,000      Gillette Co. .........................    1,899,000
     5,000      H.J. Heinz Co. .......................      291,875
    10,000      Johnson & Johnson ....................      733,125
     6,600      Kellogg Co. ..........................      284,625
    10,000      Merck & Co., Inc. ....................    1,283,750
    12,400      PepsiCo, Inc. ........................      529,325
    23,000      Pfizer, Inc. .........................    2,292,813
    21,300      Philip Morris Companies, Inc. ........      887,944
     7,800      Procter & Gamble Co. .................      658,125
     4,000      Ralston-Ralston Purina Group .........      424,000
     6,000      Sara Lee Corp. .......................      369,750
     5,200      Schering-Plough Corp. ................      424,775
       750      Sodexho Marriott Services, Inc. ......       19,922
     4,120      Tootsie Roll Industries, Inc. ........      295,352
     4,500      UST, Inc. ............................      145,125
     8,000      Winn-Dixie Stores, Inc. ..............      371,000
     4,000      Wrigley (WM.) Jr. Co. ................      327,000
                                                         ----------
                                                         16,070,881
                                                         ----------

  Shares                                                     Value
----------                                               -----------
COMMON STOCKS -- (continued)
                CONSUMER CYCLICAL -- 15.16%
    50,000     +Cendant Corp. ........................   $1,981,250
     7,000      Hannaford Brothers Co. ...............      311,063
    25,000      Home Depot, Inc. .....................    1,685,937
     3,000      Marriott International, Inc. .........      111,562
     3,000      Marriott International, Inc.,
                Class A ..............................      107,438
     5,000      McDonald's Corp. .....................      300,000
    22,000     +Quintiles Transnational Corp. ........    1,058,750
     4,000      Sears, Roebuck and Co. ...............      229,750
    18,000     +Sylvan Learning Systems, Inc. ........      846,000
     4,500      Time Warner, Inc. ....................      324,000
    10,000      Wal-Mart Stores, Inc. ................      508,125
     9,000      Walt Disney Co. ......................      960,750
       700      Washington Post Co., Class B .........      372,269
                                                         ----------
                                                          8,796,894
                                                         ----------
                FINANCIAL -- 13.95%
    12,000      American International
                 Group, Inc. .........................    1,511,250
    40,000      Charles Schwab Corp. .................    1,520,000
    12,000      Citicorp .............................    1,704,000
    23,000      Fannie Mae ...........................    1,454,750
    23,000      Merrill Lynch & Co., Inc. ............    1,909,000
                                                         ----------
                                                          8,099,000
                                                         ----------
                TELECOMMUNICATIONS -- 5.15%
     4,500     +AirTouch Communications, Inc. ........      220,219
    10,000      Ameritech Corp. ......................      494,375
     3,662      Lucent Technologies, Inc. ............      468,278
    25,000     +Tellabs, Inc. ........................    1,678,125
     3,000     +WorldCom, Inc. .......................      129,000
                                                         ----------
                                                          2,989,997
                                                         ----------
                CAPITAL GOODS -- 2.97%
    20,000      General Electric Co. .................    1,723,750
                                                         ----------
                TRANSPORTATION -- 1.82%
    32,000      Harley-Davidson, Inc. ................    1,056,000
                                                         ----------
                ENERGY -- 1.53%
     3,500      Anadarko Petroleum Corp. .............      241,500
     8,000      Burlington Resources Inc. ............      383,500
     6,000      Vastar Resources, Inc. ...............      260,625
                                                         ----------
                                                            885,625
                                                         ----------
                RAW/INTERMEDIATE
                 MATERIALS -- 0.79%
     8,000      Sonoco Products Co. ..................      320,500
     3,500      Witco Corp. ..........................      137,812
                                                         ----------
                                                            458,312
                                                         ----------


                          See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 1998

Optimum Growth Fund -- (continued)


   Shares                                             Value
------------                                       -----------
COMMON STOCKS -- (continued)
                UTILITIES -- 0.74%
    11,000      Texas Utilities Co. ............   $   432,437
                                                   -----------
                TOTAL COMMON STOCKS
                (Cost $34,295,535) .............    57,138,646


  Principal
    Amount
-------------
DEMAND NOTES -- 1.58%
  $295,000     Associates Corp. of North America
                Master Notes ...................       295,000
   623,000     General Electric Co. Promissory
                Notes ..........................       623,000
                                                   -----------
               TOTAL DEMAND NOTES
                (Cost $918,000) ................       918,000
                                                   -----------


TOTAL INVESTMENTS
   (Cost $35,213,535) .........   100.02%          $58,056,646
OTHER ASSETS AND
   LIABILITIES (NET) ..........    (0.02)              (14,118)
                                  ------           -----------
NET ASSETS ....................   100.00%          $58,042,528
                                  ======           ===========

--------------------
+ Non-income producing security.

                       See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 1998

Value Equity Fund


   Shares                                                        Value
------------                                                 -----------
COMMON STOCKS -- 100.11%
                CONSUMER STAPLES -- 26.28%
    10,500      Avon Products, Inc. ......................   $  819,000
    10,000      Bestfoods ................................    1,168,750
    13,000      Bristol-Meyers Squibb Co. ................    1,356,062
    10,000      Eastman Kodak Co. ........................      648,750
    20,625      Fort James Corp. .........................      944,883
    20,000      Philip Morris Companies, Inc. ............      833,750
    85,000     +Styling Technology Corp. .................    2,018,750
    31,000      Sunbeam Corp., Inc. ......................    1,365,938
                                                             ----------
                                                              9,155,883
                                                             ----------
                FINANCIAL -- 25.67%
    41,000     +Amerin Corp. .............................    1,230,000
    10,000      Chase Manhattan Corp. ....................    1,348,750
    12,000      Fannie Mae ...............................      759,000
     7,000      J.P. Morgan & Co., Inc. ..................      940,187
    12,000      Long Island Bancorp, Inc. ................      754,500
    16,000      Mid Ocean Ltd. ...........................    1,240,000
    15,000      NAC Re Corp. .............................      786,563
    12,000      People's Bank Bridgeport .................      454,500
     8,500      Ritchie Bros. Auctioneers, Inc. ..........      204,531
    13,000      SLM Holding Corp. ........................      567,125
    15,000      Travelers Property Casualty Corp.,
                Class A ..................................      660,000
                                                             ----------
                                                              8,945,156
                                                             ----------
                TECHNOLOGY -- 21.59%
    22,000     +Bell & Howell Co. ........................      603,625
    12,000      International Business Machines
                 Corp. ...................................    1,246,500
    17,000     +National Semiconductor Corp. .............      355,938
    15,500      Nokia Corp., Class A ADR .................    1,673,031
    11,000     +QUALCOMM, Inc. ...........................      588,500
    12,000      Raychem Corp. ............................      498,750
    57,500     +Splash Technology Holdings, Inc. .              959,531
    15,000      Xerox Corp. ..............................    1,596,563
                                                             ----------
                                                              7,522,438
                                                             ----------
                CAPITAL GOODS -- 6.43%
    25,000     +American Standard Companies,
                 Inc. ....................................    1,146,875
    21,000      Boeing Co. ...............................    1,094,625
                                                             ----------
                                                              2,241,500
                                                             ----------

   Shares                                                       Value
------------                                                 ----------
 COMMON STOCKS -- (continued)
                CONSUMER CYCLICAL -- 6.28%
    15,000      CBS Corp. ................................   $  509,063
    13,300      CDnow, Inc. ..............................      319,200
    21,000      Ford Motor Co. ...........................    1,361,062
                                                             ----------
                                                              2,189,325
                                                             ----------
                ENERGY -- 4.64%
    10,000      Mobil Corp. ..............................      766,250
    25,000      YPF S.A. ADR .............................      850,000
                                                             ----------
                                                              1,616,250
                                                             ----------
                UTILITY -- 3.74%
    40,000      Frontier Corp. ...........................    1,302,500
                                                             ----------
                TELECOMMUNICATIONS -- 2.22%
    44,000     +Tele-Communications TCI
                 Ventures Group ..........................      772,750
                                                             ----------
                RAW/INTERMEDIATE
                MATERIALS -- 2.16%
    16,000      Olin Corp. ...............................      751,000
                                                             ----------
                TRANSPORTATION -- 1.10%
    22,000     +Hvide Marine, Inc., Class A ..............      385,000
                                                             ----------
                TOTAL COMMON STOCKS
                (Cost $22,357,176)........................   34,881,802
                                                             ----------


TOTAL INVESTMENTS
  (Cost $22,357,176) ...................... 100.11%         $34,881,802
OTHER ASSETS AND
  LIABILITIES (NET) ....................... ( 0.11)             (38,328)
                                            ------          -----------
NET ASSETS ................................ 100.00%         $34,843,474
                                            ======          ===========

-------------------------
+ Non-income producing security.
ADR -- American Depositary Receipt.

                       See Notes to Financial Statements.

Excelsior Institutional Trust
Statements of Assets and Liabilities
March 31, 1998

                                                                                                                 Total Return
                                                                                    Equity          Income            Bond
                                                                                     Fund            Fund             Fund
                                                                                -------------  ----------------  -------------
  Assets:
  Investments, at cost -- see accompanying
   Schedule of Investments ...................................................  $ 87,620,742    $ 65,654,761     $171,289,593
                                                                                ============    ============     ============
  Investments in securities, at value (Note 1a) ..............................  $136,185,035    $ 66,320,691     $174,309,393
  Cash .......................................................................            --              49               --
  Dividends and interest receivable ..........................................       119,082         769,779        2,746,579
  Receivable for investment securities sold ..................................     2,113,470       2,430,020               --
  Receivable for fund shares sold ............................................            --              --               --
  Deferred organization expenses (Note 1f) ...................................         1,800           1,738            2,195
  Other assets ...............................................................         5,620           2,538            7,449
                                                                                ------------    ------------     ------------
    Total assets .............................................................   138,425,007      69,524,815      177,065,616
  Liabilities:
   Payable for investments purchased .........................................            --       7,805,626        5,133,111
   Dividends payable .........................................................            --         303,125          791,821
   Payable for fund shares redeemed ..........................................            --              --               --
   Investment advisory fees payable (Note 2a) ................................        42,044          16,367           35,520
   Administration fees payable (Note 2b) .....................................        16,192           7,958           20,883
   Trustees fees and expenses payable (Note 2f) ..............................         2,729           1,066            3,109
   Due to custodian bank .....................................................         7,622              --        3,332,571
   Accrued expenses and other liabilities ....................................        28,323          16,524           37,346
                                                                                ------------    ------------     ------------
    Total liabilities ........................................................        96,910       8,150,666        9,354,361
                                                                                ------------    ------------     ------------
  Net Assets .................................................................  $138,328,097    $ 61,374,149     $167,711,255
                                                                                ============    ============     ============
  Net Assets Consist of:
   Paid-in capital ...........................................................  $ 86,913,275    $ 59,728,551     $163,063,205
   Undistributed (distributions in excess of) net investment income ..........       114,531          (3,529)          35,252
   Accumulated net realized gain on investments ..............................     2,735,998         983,197        1,592,998
   Net unrealized appreciation of investments ................................    48,564,293         665,930        3,019,800
                                                                                ------------    ------------     ------------
  Net Assets .................................................................  $138,328,097    $ 61,374,149    $ 167,711,255
                                                                                ============   =============    =============
  Institutional Shares outstanding (Unlimited number of $0.00001 par value
   shares authorized for each Fund) ..........................................    10,896,706       8,491,581       22,345,546
  Net Asset Value Per Share (net assets/shares outstanding) ................    $      12.69    $       7.23     $       7.51
                                                                                ============    ============     ============

                          See Notes to Financial Statements.

Excelsior Institutional Trust
Statements of Assets and Liabilities -- (continued)
March 31, 1998

                                                                              International       Optimum            Value
                                                               Balanced           Equity           Growth            Equity
                                                                 Fund              Fund             Fund              Fund
                                                             ------------     ------------     ------------      -------------
  Assets:
   Investments, at cost -- see accompanying
    Schedule of Investments .............................    $ 71,055,277     $ 34,440,477     $ 35,213,535      $  22,357,176
                                                             ============     ============     ============      =============
   Investments in securities, at value (Note 1a)             $ 88,158,772     $ 40,237,553     $ 58,056,646      $  34,881,802
   Cash .................................................           5,080          155,352               --                 --
   Dividends and interest receivable ....................         771,162           91,236           41,036             64,448
   Receivable for investment securities sold ............       1,747,457               --               --                 --
   Receivable for fund shares sold ......................              --               --              925                 --
   Foreign withholding tax receivable ...................              --           25,809               --                 --
   Deferred organization expenses (Note 1f) .............           8,191            1,446              769                769
   Other assets .........................................           4,542            1,811            1,970              1,348
                                                             ------------     ------------     ------------      -------------
    Total assets ........................................      90,695,204       40,513,207       58,101,346         34,948,367
  Liabilities:
   Payable for investments purchased ....................         671,566           19,568               --                 --
   Payable for fund shares redeemed .....................              --               --            1,000              1,000
   Investment advisory fees payable (Note 2a) ...........          44,364           34,290           15,619             14,971
   Administration fees payable (Note 2b) ................          11,601            6,767            7,156              4,329
   Trustees fees and expenses payable (Note 2f) .........           2,109              954              913                654
   Due to custodian bank ................................              --               --              262             70,794
   Accrued expenses and other liabilities ...............          63,045           15,274           33,868             13,145
                                                             ------------     ------------     ------------      -------------
    Total liabilities ...................................         792,685           76,853           58,818            104,893
                                                             ------------     ------------     ------------      -------------
  Net Assets ............................................    $ 89,902,519     $ 40,436,354     $ 58,042,528      $  34,843,474
                                                             ============     ============     ============      =============
  Net Assets Consist of:
   Paid-in capital ......................................    $ 67,937,311     $ 34,738,393     $ 37,698,437      $  21,652,872
   Undistributed (distributions in excess of)
    net investment income ...............................         726,375         (110,649)           6,771             63,875
   Accumulated net realized gain (loss) on investments          4,135,338           13,600       (2,505,791)           602,101
   Net unrealized appreciation of investments ...........      17,103,495        5,795,010       22,843,111         12,524,626
                                                             ------------     ------------     ------------      -------------
  Net Assets ............................................    $ 89,902,519     $ 40,436,354     $ 58,042,528      $  34,843,474
                                                             ============     ============     ============      =============
  Net Assets:
   Institutional Shares .................................    $ 69,667,280     $ 40,436,354     $ 51,440,603      $  34,765,562
   Trust Shares .........................................      20,235,239               --        6,601,925             77,912
  Shares outstanding (Unlimited number of $0.00001
   par value shares authorized for each Fund):
   Institutional Shares .................................       7,676,395        4,181,608        3,149,996          2,157,021
   Trust Shares .........................................       2,230,982               --          404,733              4,836
  Net Asset Value Per Share (net assets/shares
   outstanding):
   Institutional Shares .................................    $       9.08     $       9.67     $      16.33      $       16.12
                                                             ============     ============     ============      =============
   Trust Shares .........................................    $       9.07               --     $      16.31      $       16.11
                                                             ============     ============     ============      =============

                          See Notes to Financial Statements.

Excelsior Institutional Trust
Statements of Operations
Year Ended March 31, 1998

                                                                                Total Return
                                                  Equity          Income            Bond
                                                   Fund            Fund             Fund
                                              --------------  --------------  ----------------
  Investment Income
    Dividend income ........................   $ 1,373,719      $      ---      $        ---
    Interest income ........................        91,892       3,571,789         9,692,743
    Less: Foreign taxes withheld ...........            --              --                --
                                               -----------      ----------      ------------
       Total Income ........................     1,465,611       3,571,789         9,692,743
  Expenses (Note 1g):
    Investment advisory fees
     (Note 2a) .............................       824,219         349,390           976,175
    Administrative fees (Note 2b) ..........       194,009          82,241           229,777
    Custodian fees .........................        40,226          21,991            48,349
    Legal fees .............................        26,066          10,789            32,903
    Prospectus and shareholder
     reports ...............................        16,550           6,159            20,000
    Trustees' fees and expenses
     (Note 2f) .............................        10,620           4,339            12,690
    Auditing fees ..........................         8,932             402            10,270
    Transfer agent fees ....................         4,035           4,765             5,041
    Insurance expense ......................         3,751           1,433             3,976
    Registration fees ......................         1,376             785               680
    Amortization of organization
     expenses (Note 1f) ....................         1,234           1,737             1,445
    Distribution fees -- Trust Shares
     (Note 2e) .............................            --              --                --
    Miscellaneous ..........................         7,573           4,182            11,645
                                               -----------      ----------      ------------
       Total Expenses ......................     1,138,591         488,213         1,352,951
       Less: Waiver of fees
        (Note 2c) ..........................      (250,968)       (219,452)         (600,960)
                                               -----------      ----------      ------------
       Net Expenses ........................       887,623         268,761           751,991
                                               -----------      ----------      ------------
  Net Investment Income ....................       577,988       3,303,028         8,940,752
                                               -----------      ----------      ------------
  Realized and Unrealized Gain (Loss)
   (Note 1):
   Net realized gain (loss) on
    investments ............................    13,078,300         990,393         2,353,952
   Net realized loss on foreign
    currency transactions ..................            --              --                --
   Net change in unrealized
    appreciation/
    depreciation of investments
    during the year (a) ....................    39,624,075       1,583,858         5,697,218
                                               -----------      ----------      ------------
  Net Realized and Unrealized Gain .........    52,702,375       2,574,251         8,051,170
                                               -----------      ----------      ------------
  Net Increase in Net Assets Resulting
   from Operations .........................   $53,280,363      $5,877,279      $ 16,991,922
                                               ===========      ==========      ============
  ------------
  (a) Includes net unrealized
    appreciation/depreciation of
    foreign currency .......................            --              --                --
  (b) Excelsior Institutional Trust
    began offering Trust Shares on
    August 25, 1997 for the Balanced Fund.


                                                                 International       Optimum           Value
                                                  Balanced           Equity           Growth           Equity
                                                   Fund(b)            Fund             Fund             Fund
                                              ----------------  ---------------  ---------------  ---------------
  Investment Income
    Dividend income ........................    $  1,295,811      $   725,718     $    369,195      $   450,998
    Interest income ........................       2,786,426          190,065           34,130            3,569
    Less: Foreign taxes withheld ...........              --          (64,098)              --               --
                                                ------------      -----------     ------------      -----------
       Total Income ........................       4,082,237          851,685          403,325          454,567
  Expenses (Note 1g):
    Investment advisory fees
     (Note 2a) .............................         624,842          436,436          281,437          195,973
    Administrative fees (Note 2b) ..........         147,078           87,287           66,246           46,129
    Custodian fees .........................          30,087           66,272           15,955           13,762
    Legal fees .............................          19,811            9,963            8,856            6,307
    Prospectus and shareholder
     reports ...............................          22,589            9,922           18,104           14,996
    Trustees' fees and expenses
     (Note 2f) .............................           8,274            3,777            3,464            2,514
    Auditing fees ..........................           4,967               --               --               --
    Transfer agent fees ....................           5,425            5,295            8,924            6,431
    Insurance expense ......................           2,659            1,053              927              703
    Registration fees ......................           3,382            1,430           14,527           14,472
    Amortization of organization
     expenses (Note 1f) ....................           5,683            1,205              245              245
    Distribution fees -- Trust Shares
     (Note 2e) .............................          40,718               --           18,431              292
    Miscellaneous ..........................           9,047            3,721            3,469            1,207
                                                ------------      -----------     ------------      -----------
       Total Expenses ......................         924,562          626,361          440,585          303,031
       Less: Waiver of fees
        (Note 2c) ..........................        (210,804)        (233,567)        (119,069)         (91,692)
                                                ------------      -----------     ------------      -----------
       Net Expenses ........................         713,758          392,794          321,516          211,339
                                                ------------      -----------     ------------      -----------
  Net Investment Income ....................       3,368,479          458,891           81,809          243,228
                                                ------------      -----------     ------------      -----------
  Realized and Unrealized Gain (Loss)
   (Note 1):
   Net realized gain (loss) on
    investments ............................      12,929,382          487,012       (2,090,039)       2,142,877
   Net realized loss on foreign
    currency transactions ..................              --          (37,743)              --               --
   Net change in unrealized
    appreciation/depreciation of
    investments during the year (a) ........       5,190,357        2,474,310       22,166,451        9,909,167
                                                ------------      -----------     ------------      -----------
  Net Realized and Unrealized Gain .........      18,119,739        2,923,579       20,076,412       12,052,044
                                                ------------      -----------     ------------      -----------
  Net Increase in Net Assets Resulting
   from Operations .........................    $ 21,488,218      $ 3,382,470     $ 20,158,221      $12,295,272
                                                ============      ===========     ============      ===========
  ------------
  (a) Includes net unrealized
      appreciation/depreciation of
      foreign currency .....................              --      $    (2,066)              --               --
  (b) Excelsior Institutional Trust
      began offering Trust Shares on
      August 25, 1997 for the Balanced Fund.

                          See Notes to Financial Statements.

Excelsior Institutional Trust
Statements of Changes in Net Assets

                                                      Equity Fund                   Income Fund            Total Return Bond Fund
                                            -------------------------------    -----------------------  ----------------------------
                                                                Ten Months          Ten Months                     Ten Months
                                              Year Ended          Ended       Year Ended     Ended        Year Ended       Ended
                                               March 31,        March 31,      March 31,   March 31,       March 31,      March 31,
                                                 1998            1997 (b)       1998        1997 (b)         1998         1997 (b)
                                            -------------     ------------   ----------  ------------    -----------     ----------
  Increase (Decrease) in Net Assets
   from:
   Operations:
    Net investment income ................. $     577,988  $     709,198   $  3,303,028  $  2,452,838  $   8,940,752  $   6,642,608
    Net realized gain on
     investments ..........................    13,078,300      5,378,047        990,393       221,976      2,353,952        892,647
    Net change in unrealized
     appreciation/depreciation of
     investments during the period             39,624,075      6,409,437      1,583,858      (473,993)     5,697,218     (1,699,077)
                                            -------------  -------------   ------------  ------------  -------------  -------------
    Net increase in net assets
     resulting from operations ............    53,280,363     12,496,682      5,877,279     2,200,821     16,991,922      5,836,178
  Distributions to Shareholders:
   From net investment income .............      (644,350)      (608,037)    (3,299,499)   (2,453,645)    (8,941,053)    (6,627,379)
   In excess of net investment
    income ................................            --             --         (3,529)      (10,723)            --             --
   From net realized gains ................   (15,372,442)    (1,774,938)      (183,152)     (562,577)    (1,220,129)      (487,553)
                                            -------------  -------------   ------------  ------------  -------------  -------------
    Total distributions to
     shareholders .........................   (16,016,792)    (2,382,975)    (3,486,180)   (3,026,945)   (10,161,182)    (7,114,932)
                                            -------------  -------------   ------------  ------------  -------------  -------------
  Transactions in Shares of Beneficial
   Interest:
   Net proceeds from shares sold ..........    33,699,430     28,801,841     12,191,434    35,338,940     49,920,677     39,912,748
   Contribution in-kind ...................            --    100,714,496             --            --             --     77,792,503
   Reinvestment of dividends ..............       405,457         46,531             --            --        134,539         96,057
   Cost of shares redeemed ................   (51,602,372)   (44,609,820)    (4,290,648)   (7,431,851)   (27,577,046)   (43,137,691)
                                            -------------  -------------   ------------  ------------  -------------  -------------
    Net increase (decrease) in net
     assets from beneficial interest
     transactions .........................   (17,497,485)    84,953,048      7,900,786    27,907,089     22,478,170     74,663,617
                                            -------------  -------------   ------------  ------------  -------------  -------------
     Total Increase in Net Assets .........    19,766,086     95,066,755     10,291,885    27,080,965     29,308,910     73,384,863
  Net Assets:
   Beginning of Period ....................   118,562,011     23,495,256     51,082,264    24,001,299    138,402,345     65,017,482
                                            -------------  -------------   ------------  ------------  -------------  -------------
   End of Period (a) ...................... $ 138,328,097  $ 118,562,011   $ 61,374,149  $ 51,082,264  $ 167,711,255  $ 138,402,345
                                            =============  =============   ============  ============  =============  =============
  Capital Share Transactions:
   Institutional Shares sold ..............     3,017,785      3,042,701      1,695,891     5,026,877      6,736,023      5,461,630
   Contribution in-kind ...................            --     11,211,157             --            --             --     10,749,843
   Institutional Shares issued for
    dividend reinvestment .................        37,320          4,908             --            --         18,167         13,188
   Institutional Shares redeemed ..........    (4,449,056)    (4,598,732)      (610,049)   (1,057,030)    (3,735,567)    (5,957,354)
                                            -------------  -------------   ------------  ------------  -------------  -------------
  Net Increase (Decrease) in Shares
   Outstanding ............................    (1,393,951)     9,660,034      1,085,842     3,969,847      3,018,623     10,267,307
                                            =============  =============   ============  ============  =============  =============
  ------------
(a) Including undistributed
    (distributions in excess of) net
    investment income ....................  $     114,531  $     180,893   $     (3,529) $    (10,723) $      35,252  $      28,473
(b) The Fund changed its fiscal year
    end to March 31, 1997.


                          See Notes to Financial Statements.

Excelsior Institutional Trust
Statements of Changes in Net Assets -- (continued)

                                                                       Balanced Fund                 International Equity Fund
                                                             ----------------------------------  ---------------------------------
                                                                                  Ten Months                          Ten Months
                                                                Year Ended           Ended          Year Ended          Ended
                                                                 March 31,         March 31,         March 31,        March 31,
                                                                   1998            1997 (b)            1998            1997 (b)
                                                             ----------------  ----------------  ----------------  ---------------
  Increase (Decrease) in Net Assets from:
   Operations:
    Net investment income ................................... $   3,368,479     $   3,029,273     $     458,891     $    131,111
    Net realized gain on investments ........................    12,929,382         2,735,694           487,012          451,182
    Net realized loss on foreign currency
     transactions ...........................................            --                --           (37,743)         (57,101)
    Net change in unrealized appreciation/depreciation
     of investments during the period .......................     5,190,357         1,611,223         2,474,310           57,410
                                                              -------------     -------------     -------------     ------------
     Net increase in net assets resulting from
      operations ............................................    21,488,218         7,376,190         3,382,470          582,602
  Distributions to Shareholders:
   From net investment income
    Institutional Shares ....................................    (3,042,093)       (3,169,226)         (318,203)        (226,392)
    Trust Shares ............................................      (319,761)               --                --               --
   In excess of net investment income
    Institutional Shares ....................................            --                --          (110,649)        (129,768)
   From net realized gains
    Institutional Shares ....................................    (7,725,226)       (3,666,341)         (661,743)        (377,475)
    Trust Shares ............................................    (1,876,320)               --                --               --
                                                              -------------     -------------     -------------     ------------
     Total distributions to shareholders ....................   (12,963,400)       (6,835,567)       (1,090,595)        (733,635)
                                                              -------------     -------------     -------------     ------------
  Transactions in Shares of Beneficial Interest:
   Net proceeds from shares sold
    Institutional Shares ....................................    21,742,743        18,753,237        23,093,069       11,788,947
    Trust Shares ............................................    20,319,193                --                --               --
   Contribution in-kind
    Institutional Shares ....................................            --                --                --        8,235,903
   Reinvestment of dividends
    Institutional Shares ....................................         3,590             1,657             8,515               --
    Trust Shares ............................................     2,196,081                --                --               --
   Cost of shares redeemed
    Institutional Shares ....................................   (57,967,499)      (17,971,066)      (23,426,766)      (5,926,057)
    Trust Shares ............................................    (1,878,906)               --                --               --
                                                              -------------     -------------     -------------     ------------
     Net increase (decrease) in net assets from
      beneficial interest transactions ......................   (15,584,798)          783,828          (325,182)      14,098,793
                                                              -------------     -------------     -------------     ------------
      Total Increase (Decrease) in Net Assets ...............    (7,059,980)        1,324,451         1,966,693       13,947,760
  Net Assets:
   Beginning of Period ......................................    96,962,499        95,638,048        38,469,661       24,521,901
                                                              -------------     -------------     -------------     ------------
   End of Period (a) ........................................ $  89,902,519     $  96,962,499     $  40,436,354     $ 38,469,661
                                                              =============     =============     =============     ============
  Capital Share Transactions:
   Shares sold:
    Institutional Shares ....................................     2,483,939         2,281,968         2,482,442        1,294,468
    Trust Shares (c) ........................................     2,179,728                --                --               --
   Contribution in-kind:
    Institutional Shares ....................................            --                --                --          894,234
   Shares issued for dividend reinvestment:
    Institutional Shares ....................................           418               201               877               --
    Trust Shares (c) ........................................       256,143                --                --               --
   Shares redeemed:
    Institutional Shares ....................................    (6,477,987)       (2,190,146)       (2,564,182)        (652,788)
    Trust Shares (c) ........................................      (204,889)               --                --               --
                                                              -------------     -------------     -------------     ------------
  Net Increase (Decrease) in Shares Outstanding .............    (1,762,648)           92,023           (80,863)       1,535,914
                                                              =============     =============     =============     ============
  ------------
  (a) Including undistributed (distributions in excess of)
      net investment income ................................. $     726,375     $     719,750     $    (110,649)    $   (129,768)
  (b) The Fund changed its fiscal year end to March 31,
      1997.
  (c) Initial offering of Trust Shares commenced operations
      on August 25, 1997 for Balanced Fund.


                          See Notes to Financial Statements.

Excelsior Institutional Trust
Statements of Changes in Net Assets -- (continued)

                                                                   Optimum Growth Fund                 Value Equity Fund
                                                            ---------------------------------- ---------------------------------
                                                               Year Ended       Period Ended      Year Ended       Period Ended
                                                                March 31,         March 31,        March 31,         March 31,
                                                                  1998            1997 (b)           1998            1997 (b)
                                                            ----------------  ---------------- ----------------  ---------------
  Increase (Decrease) in Net Assets from:
   Operations:
    Net investment income ..................................  $     81,809      $    129,278     $    243,228      $    171,115
    Net realized gain (loss) on investments ................    (2,090,039)         (804,467)       2,142,877           (34,750)
    Net change in unrealized appreciation/depreciation
     of investments during the period ......................    22,166,451           676,660        9,909,167         2,615,459
                                                              ------------      ------------     ------------      ------------
     Net increase in net assets resulting from
      operations ...........................................    20,158,221             1,471       12,295,272         2,751,824
  Distributions to Shareholders:
   From net investment income
    Institutional Shares ...................................      (123,146)          (75,546)        (230,995)         (119,110)
    Trust Shares ...........................................        (4,167)           (1,457)            (363)               --
   From net realized gains
    Institutional Shares ...................................            --                --       (1,695,764)               --
    Trust Shares ...........................................            --                --           (5,580)               --
                                                              ------------      ------------     ------------      ------------
     Total distributions to shareholders ...................      (127,313)          (77,003)      (1,932,702)         (119,110)
                                                              ------------      ------------     ------------      ------------
  Transactions in Shares of Beneficial Interest:
   Net proceeds from shares sold
    Institutional Shares ...................................     8,293,581         6,828,215        1,679,381         1,035,782
    Trust Shares ...........................................     2,776,946         3,547,991           31,723            59,997
   Contribution in-kind
    Institutional Shares ...................................            --        20,819,867               --        20,345,814
   Reinvestment of dividends
    Institutional Shares ...................................         4,030               390               --                --
    Trust Shares ...........................................           875             1,458            1,672                --
   Cost of shares redeemed
    Institutional Shares ...................................    (1,722,710)         (576,929)        (937,737)         (331,027)
    Trust Shares ...........................................    (1,880,728)           (5,834)         (37,415)               --
                                                              ------------      ------------     ------------      ------------
     Net increase in net assets from beneficial interest
      transactions .........................................     7,471,994        30,615,158          737,624        21,110,566
                                                              ------------      ------------     ------------      ------------
      Total Increase in Net Assets .........................    27,502,902        30,539,626       11,100,194        23,743,280
  Net Assets:
    Beginning of Period ....................................    30,539,626                --       23,743,280                --
                                                              ------------      ------------     ------------      ------------
    End of Period (a) ......................................  $ 58,042,528      $ 30,539,626     $ 34,843,474      $ 23,743,280
                                                              ============      ============     ============      ============
  Capital Share Transactions:
   Shares Sold:
    Institutional Shares (c) ...............................       614,403           640,078          131,715            86,905
    Trust Shares (d) .......................................       210,824           330,238            2,111             4,975
   Contribution in-kind:
    Institutional Shares (c) ...............................            --         2,081,986               --         2,034,581
   Shares issued for dividend reinvestment:
    Institutional Shares (c) ...............................           332                37               --                --
    Trust Shares (d) .......................................            83               142              123                --
   Shares redeemed:
    Institutional Shares (c) ...............................      (132,059)          (54,781)         (65,278)          (30,902)
    Trust Shares (d) .......................................      (135,970)             (584)          (2,373)               --
                                                              ------------      ------------     ------------      ------------
  Net Increase in Shares Outstanding .......................       557,613         2,997,116           66,298         2,095,559
                                                              ============      ============     ============      ============
  ------------
  (a) Including undistributed net investment income ........  $      6,771      $     52,275     $     63,875      $     52,005
  (b) For the period June 1, 1996 (commencement of
      operations) to March 31, 1997.
  (c) Initial offering of Institutional Shares commenced
      operations on June 1, 1996 for Optimum Growth
      Fund and Value Equity Fund.
  (d) Initial offering of Trust Shares commenced
      operations on July 3, 1996 for Optimum Growth Fund and
      January 15, 1997 for Value Equity Fund.



                          See Notes to Financial Statements.

Excelsior Institutional Trust
Financial Highlights



 Selected data for a share outstanding throughout each period are as follows:

                                                                                Equity Fund
                                                   ----------------------------------------------------------------------
                                                                        Ten Months                         January 16,
                                                     Year Ended            Ended          Year Ended       1995(b) to
                                                      March 31,          March 31,          May 31,          May 31,
                                                        1998             1997 (a)            1996             1995
                                                   --------------  --------------------  ------------  ------------------
 Net Asset Value, Beginning of Period ...........    $     9.65          $    8.93           $ 7.73         $     7.00
                                                     ----------          ---------           ------         ----------
 Investment Operations:
  Net investment income .........................          0.05               0.05             0.11               0.05
  Net realized and unrealized gain (loss)
   on investments ...............................          4.67               0.86             1.20               0.70
                                                     ----------          ---------           ------         ----------
   Total From Investment Operations .............          4.72               0.91             1.31               0.75
                                                     ----------          ---------           ------         ----------
 Distributions:
  From net investment income ....................        ( 0.06)             (0.07)           (0.11)             (0.02)
  In excess of net investment income ............            --                 --               --                 --
  From net realized gains .......................        ( 1.62)             (0.12)              --                 --
                                                     ----------          ---------           ------         ----------
   Total Distributions ..........................        ( 1.68)             (0.19)           (0.11)             (0.02)
                                                     ----------          ---------           ------         ----------
 Net Asset Value, End of Period .................    $    12.69          $    9.65           $ 8.93         $     7.73
                                                     ==========          =========           ======         ==========
 Total Return ...................................         51.58%             10.22%(c)        17.04%             10.80%(c)
                                                     ==========          =========           ======         ==========
 Ratios and Supplemental Data:
 Ratios to Average Net Assets
  Expenses (d) ..................................          0.70%              0.70%(f)         0.36%             0.12%(f)
  Net Investment Income (d) .....................          0.46%              0.70%(f)         1.32%             2.44%(f)
 Portfolio Turnover .............................            26%                32%(f)          113%               34%(f)
 Average Commission Rate (e) ....................    $   0.0721          $  0.0800              N/A               N/A
 Net Assets at end of Period (000's omitted)         $  138,328          $ 118,562          $23,495         $  15,409
 ----------
 (a) The Fund changed its fiscal year end to March 31, 1997.
 (b) Commencement of Operations
 (c) Not annualized
 (d) Reflects voluntary fee waiver and reimbursement of expenses, if any, by the adviser and administrators. Without these waivers, the ratios of expenses to average net assets and net investment income to average net assets would have been as follows:
     Expenses to Average Net Assets .............          0.90%            0.92%(f)           1.49%             2.67%(f)
     Net Investment Income to Average
     Net Assets .................................          0.26%            0.48%(f)           0.19%            (0.12)%(f)
 (e) For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.
 (f) Annualized
 (g) Amount represents less than $0.01 per share.


 Selected data for a share outstanding throughout each period are as follows:

                                                                             Income Fund
                                                   -------------------------------------------------------------
                                                                    Ten Months                       January 16,
                                                    Year Ended         Ended        Year Ended       1995(b) to
                                                     March 31,       March 31,        May 31,          May 31,
                                                       1998          1997 (a)          1996             1995
                                                   ------------  ----------------  ------------     ------------
 Net Asset Value, Beginning of Period ...........   $  6.90         $    6.99        $  7.33         $    7.00
                                                    -------         ---------        -------         ---------
 Investment Operations:
  Net investment income .........................      0.44              0.38           0.51              0.19
  Net realized and unrealized gain (loss)
   on investments ...............................      0.35             (0.01)         (0.27)             0.33
                                                    -------         ---------        -------         ---------
   Total From Investment Operations .............      0.79              0.37           0.24              0.52
                                                    -------         ---------        -------         ---------
 Distributions:
  From net investment income ....................     (0.44)            (0.38)         (0.51)            (0.19)
  In excess of net investment income ............        --(g)             --(g)          --                --
  From net realized gains .......................     (0.02)            (0.08)         (0.07)               --
                                                    -------         ---------        -------         ---------
   Total Distributions ..........................     (0.46)            (0.46)         (0.58)            (0.19)
                                                    -------         ---------        -------         ---------
 Net Asset Value, End of Period .................   $  7.23         $    6.90        $  6.99         $    7.33
                                                    =======         =========        =======         =========
 Total Return ...................................     11.78%             5.39%(c)       3.18%             7.51%(c)
                                                    =======         =========        =======         =========
 Ratios and Supplemental Data:
 Ratios to Average Net Assets
  Expenses (d) ..................................      0.50%             0.50%(f)       0.26%             0.12% (f)
  Net Investment Income (d) .....................      6.14%             6.50%(f)       6.99%             7.17%(f)
 Portfolio Turnover .............................       190%              107%(f)         67%               34%(f)
 Average Commission Rate (e) ....................       N/A               N/A            N/A               N/A
 Net Assets at end of Period (000's omitted)        $61,374        $   51,082        $24,001         $  33,230
 ----------
 (a) The Fund changed its fiscal year end to March 31, 1997.
 (b) Commencement of Operations
 (c) Not annualized
 (d) Reflects voluntary fee waiver and reimbursement of expenses, if any, by the adviser and administrators. Without these waivers, the ratios of expenses to average net assets and net investment income to average net assets would have been as follows:
     Expenses to Average Net Assets .............      0.91%             0.96%(f)       1.35%             1.65%(f)
     Net Investment Income to Average
     Net Assets .................................      5.73%             6.04%(f)       5.90%             5.65%(f)

 (e) For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.
 (f) Annualized
 (g) Amount represents less than $0.01 per share.


                       See Notes to Financial Statements.

Excelsior Institutional Trust
Financial Highlights -- (continued)



 Selected data for a share outstanding throughout each period are as follows:

                                                                          Total Return Bond Fund
                                             -------------------------------------------------------------------------
                                                                   Ten Months                              January 19,
                                              Year Ended             Ended               Year Ended        1995(b) to
                                               March 31,            March 31,              May 31,           May 31,
                                                 1998                1997 (a)               1996              1995
                                              -----------         -----------            ----------         ----------
Net Asset Value, Beginning of Period       $         7.16         $      7.18            $     7.47         $     7.00
                                              -----------         -----------            ----------         ----------
Investment Operations:
 Net investment income .............                 0.44                0.37                  0.48               0.18
 Net realized and unrealized gain
  (loss) on investments ............                 0.41                0.01 (g)             (0.17)              0.47
                                              -----------         -----------            ----------         ----------
  Total From Investment
   Operations ......................                 0.85                0.38                  0.31               0.65
                                              -----------         -----------            ----------         ----------
Distributions:
 From net investment income ........                (0.44)              (0.37)                (0.48)             (0.18)
 In excess of net investment income               --                  --                    --                 --
 From net realized gains ...........                (0.06)              (0.03)                (0.12)           --
                                              -----------         -----------            ----------         ----------
  Total Distributions ..............                (0.50)              (0.40)                (0.60)             (0.18)
                                              -----------         -----------            ----------         ----------
Net Asset Value, End of Period .....       $         7.51         $      7.16            $     7.18         $     7.47
                                              ===========         ===========            ==========         ==========
Total Return .......................                12.21%               5.29%(c)              4.20%              9.40%(c)
                                              ===========         ===========            ==========         ==========
Ratios and Supplemental Data:
Ratios to Average Net Assets
 Expenses (d) ......................                 0.50%               0.50%(f)              0.32%              0.12%(f)
 Net Investment Income (d) .........                 5.95%               6.08%(f)              6.47%              7.09%(f)
Portfolio Turnover .................                  196%                200%(f)               127%                84%(f)
Average Commission Rate (e) ........                  N/A                 N/A                   N/A                N/A
Net Assets at end of Period (000's
 omitted) ..........................       $      167,711         $   138,402            $   65,017         $   24,913

  (a) The Fund changed its fiscal year end to March 31, 1997.
  (b) Commencement of Operations
  (c) Not annualized
  (d) Reflects voluntary fee waiver and reimbursement of expenses, if any, by the adviser and administrators. Without these waivers, the ratios of expenses to average net assets and net investment income to average net assets would have been as follows:
       Expenses to Average Net
        Assets ..............................        0.90%               0.92%(f)              1.33%              1.93%(f)
      Net Investment Income
        to Average Net Assets ...............        5.55%               5.66%(f)              5.46%              5.28%(f)
  (e) For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.
  (f) Annualized
  (g) The amount shown for the ten months ended March 31, 1997 for a share outstanding throughout that period does not accord with the aggregate net losses on investments for that period because of the timing of sales and repurchases of the portfolio shares in relation to fluctuating market value of the investments in the Fund.

Selected data for a share outstanding throughout each period are as follows:

                                                                                     Balanced Fund
                                             -------------------------------------------------------------------------------------
                                                                     Institutional Shares                            Trust Shares
                                             -----------------------------------------------------------------     ---------------
                                                                 Ten Months                        July 11,           August 25,
                                               Year Ended           Ended        Year Ended       1994(b) to         1997(b), to
                                                March 31,         March 31,        May 31,          May 31,           March 31,
                                                  1998            1997 (a)          1996             1995               1998
                                             --------------   ----------------   ----------      -------------      -------------
Net Asset Value, Beginning of Period          $      8.31      $      8.26        $  7.70         $       7.00        $     9.33
                                               ----------      ------------       --------        ------------        ----------
Investment Operations:
 Net investment income .............                 0.33             0.26           0.34                 0.35              0.16
 Net realized and unrealized gain
  (loss) on investments ............                 1.66             0.40           0.78                 0.64              0.65
                                               ----------      ------------       --------        ------------        ----------
  Total From Investment
   Operations ......................                 1.99             0.66           1.12                 0.99              0.81
                                               ----------      ------------       --------        ------------        ----------
Distributions:
 From net investment income ........                (0.30)           (0.28)         (0.36)               (0.26)            (0.15)
 In excess of net investment income.                   --               --             --                   --                --
 From net realized gains ...........                (0.92)           (0.33)         (0.20)               (0.03)            (0.92)
                                               ----------      ------------       --------        ------------        ----------
  Total Distributions ..............                (1.22)           (0.61)         (0.56)               (0.29)            (1.07)
                                               ----------      ------------       --------        ------------        ----------
Net Asset Value, End of Period .....         $       9.08      $      8.31        $  8.26         $       7.70        $     9.07
                                               ==========      ============       ========        ============        ==========
Total Return .......................                25.12%            8.20%(c)      15.07%               14.59%(c)          9.42%(c)
                                               ==========      ============       ========        ============        ==========
Ratios and Supplemental Data:
Ratios to Average Net Assets
 Expenses (d) ......................                 0.70%            0.70%(f)       0.38%                0.12%(f)          1.05%(f)
 Net Investment Income (d) .........                 3.57%            3.84%(f)       4.34%                5.55%(f)          3.03%(f)
Portfolio Turnover .................                   75%              53%(f)         56%                  57%(f)            75%(f)
Average Commission Rate (e) ........         $     0.0544      $    0.0591            N/A                  N/A        $   0.0544
Net Assets at end of Period (000's
 omitted) ..........................         $     69,667      $    96,962        $95,638         $     74,478        $   20,235
 ---------
  (a) The Fund changed its fiscal year end to March 31, 1997.
  (b) Commencement of Operations
  (c) Not annualized
  (d) Reflects voluntary fee waiver and reimbursement of expenses, if any, by the adviser and administrators. Without these waivers, the ratios of expenses to average net assets and net investment income to average net assets would have been as follows:
       Expenses to Average Net
        Assets ..............................        0.92%            0.93%(f)       1.21%                1.32%(f)          1.27%(f)
       Net Investment Income
        to Average Net Assets ...............        3.35%            3.61%(f)       3.51%                4.35%(f)          2.81%(f)
  (e) For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.
  (f) Annualized
  (g) The amount shown for the ten months ended March 31, 1997 for a share outstanding throughout that period does not accord with the aggregate net losses on investments for that period because of the timing of sales and repurchases of the portfolio shares in relation to fluctuating market value of the investments in the Fund.


                       See Notes to Financial Statements.

Excelsior Institutional Trust
Financial Highlights -- (continued)


 Selected data for a share outstanding throughout each period are as follows:

                                                                           International Equity Fund
                                                     ----------------------------------------------------------------------
                                                                           Ten Months                         January 24,
                                                       Year Ended             Ended           Year Ended      1995(b) to
                                                        March 31,           March 31,           May 31,         May 31,
                                                          1998              1997 (a)             1996            1995
                                                     --------------  ----------------------  ------------  ----------------
  Net Asset Value, Beginning of Period ............    $     9.03        $      8.99           $   7.88         $    7.00
                                                       ----------         ----------           --------         ---------
  Investment Operations:
   Net investment income ..........................          0.09               0.01               0.09              0.08
   Net realized and unrealized gain on
    investments ...................................          0.79               0.21               1.20              0.80
                                                       ----------         ----------           --------         ---------
    Total From Investment Operations ..............          0.88               0.22               1.29              0.88
                                                       ----------         ----------           --------         ---------
  Distributions:
   From net investment income .....................         (0.07)             (0.06)             (0.12)              --
   In excess of net investment income .............         (0.02)             (0.03)                --               --
   From net realized gains ........................         (0.15)             (0.09)             (0.06)              --
                                                       ----------        -----------           --------        ---------
    Total Distributions ...........................         (0.24)             (0.18)             (0.18)              --
                                                       ----------        -----------           --------        ---------
  Net Asset Value, End of Period ..................    $     9.67        $      9.03           $   8.99         $    7.88
                                                       ==========        ===========           ========        =========
  Total Return ....................................          9.90%              2.41%(c)          16.58%            12.57%(c)
                                                       ==========        ===========           ========        =========
  Ratios and Supplemental Data:
  Ratios to Average Net Assets
   Expenses (d) ...................................          0.90%              0.90%(f)           0.60%             0.25%(f)
   Net Investment Income (d) ......................          1.05%              0.45%(f)           1.71%             3.47%(f)
  Portfolio Turnover ..............................            52%                45%(f)             19%                8%(f)
  Average Commission Rate (e) .....................    $   0.0260        $    0.0293                N/A               N/A
  Net Assets at end of Period (000's omitted) .....    $   40,436        $    38,470           $ 24,522         $   8,804
  ----------
   (a) The Fund changed its fiscal year end to March 31, 1997.
   (b) Commencement of Operations
   (c) Not annualized
   (d) Reflects a voluntary fee waiver and reimbursement of expenses, if any, by the adviser and administrators. Without these waivers, the ratios of expenses to average net assets and net investment income to average net assets would have been as follows:
       Expenses to Average Net Assets .............          1.43%              1.49%(f)           2.05%             3.32%(f)
       Net Investment Income to Average
       Net Assets .................................          0.52%             (0.14)%(f)          0.26%             0.40%(f)
   (e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.
   (f) Annualized
   (g) The amount shown for the ten months ended March 31, 1997 for a share outstanding throughout that period does not accord with the aggregate net losses on investments for that period because of the timing of sales and repurchases of the portfolio shares in relation to fluctuating market value of the investments in the Fund.

                       See Notes to Financial Statements.

Selected data for a share outstanding throughout each period are as follows:

                                                                                     Optimum Growth Fund
                                                     --------------------------------------------------------------------------
                                                              Institutional Shares             Trust Shares      Trust Shares
                                                     --------------------------------------  ---------------- -----------------
                                                                              June 1,                               July 3,
                                                        Year Ended          1996(b) to          Year Ended       1996(b) to
                                                         March 31,           March 31,           March 31,         March 31,
                                                           1998                1997                1998              1997
                                                      --------------    ----------------     --------------     --------------
  Net Asset Value, Beginning of Period ............     $   10.19           $    10.00          $   10.18         $    9.87
                                                        ---------          -----------          ---------         ---------
  Investment Operations:
   Net investment income ..........................          0.03                 0.05             ( 0.01)             0.02
   Net realized and unrealized gain on
    investments ...................................          6.15                 0.17(g)            6.15              0.31(g)
                                                        ---------          -----------          ---------         ---------
    Total From Investment Operations ..............          6.18                 0.22               6.14              0.33
                                                        ---------          -----------          ---------         ---------
  Distributions:
   From net investment income .....................         (0.04)               (0.03)             (0.01)            (0.02)
   In excess of net investment income .............            --                   --                 --                --
   From net realized gains ........................            --                   --                 --                --
                                                        ---------         ------------          ---------         ---------
    Total Distributions ...........................         (0.04)               (0.03)             (0.01)            (0.02)
                                                        ---------         ------------          ---------         ---------
  Net Asset Value, End of Period ..................     $   16.33           $    10.19          $   16.31         $   10.18
                                                        =========         ============          =========         =========
  Total Return ....................................         60.85%                2.23%(c)          60.41%             3.31%(c)
                                                        =========         ============          =========         =========
  Ratios and Supplemental Data:
  Ratios to Average Net Assets
   Expenses (d) ...................................          0.70%                0.70%(f)           1.05%             1.05%(f)
   Net Investment Income (d) ......................          0.23%                0.66%(f)         ( 0.12)%            0.33%(f)
  Portfolio Turnover ..............................            19%                  20%(f)             19%               20%(f)
  Average Commission Rate (e) .....................     $  0.0314           $   0.0280          $  0.0314         $  0.0280
  Net Assets at end of Period (000's omitted) .....     $  51,441           $   27,183          $   6,602         $   3,357
  ----------
   (a) The Fund changed its fiscal year end to March 31, 1997.
   (b) Commencement of Operations
   (c) Not annualized
   (d) Reflects a voluntary fee waiver and reimbursement of expenses, if any, by the adviser and administrators. Without these waivers, the ratios of expenses to average net assets and net investment income to average net assets would have been as follows:
       Expenses to Average Net Assets .............          0.97%                1.11%(f)           1.32%           1.47%(f)
       Net Investment Income to Average
       Net Assets .................................         (0.04)%               0.25%(f)          (0.39)%         (0.09)%(f)
   (e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.
   (f) Annualized
   (g) The amount shown for the ten months ended March 31, 1997 for a share outstanding throughout that period does not accord with the aggregate net losses on investments for that period because of the timing of sales and repurchases of the portfolio shares in relation to fluctuating market value of the investments in the Fund.


                       See Notes to Financial Statements.

Excelsior Institutional Trust
Financial Highlights -- (continued)



 Selected data for a share outstanding throughout each period are as follows:

                                                                                              Value Equity Fund
                                                                       ---------------------------------------------------------
                                                                            Institutional Shares               Trust Shares
                                                                       -----------------------------   -------------------------
                                                                                      June 1,                        January 15,
                                                                        Year Ended  1996(a) to       Year Ended      1997(a) to
                                                                         March 31,   March 31,        March 31,       March 31,
                                                                           1998        1997             1998            1997
                                                                       ----------  -------------     -----------  -------------
 Net Asset Value, Beginning of Period .................................  $ 11.33    $    10.00       $   11.33        $  12.08
                                                                         -------    ----------         -------        --------
 Investment Operations:
   Net investment income ..............................................     0.11          0.08            0.07            0.01
   Net realized and unrealized gain (loss) on investments .............     5.59          1.31            5.57           (0.76)
                                                                         -------    ----------         -------        --------
     Total From Investment Operations .................................     5.70          1.39            5.64           (0.75)
                                                                         -------    ----------         -------        --------
 Distributions:
   From net investment income .........................................    (0.11)        (0.06)          (0.06)             --
   From net realized gains ............................................    (0.80)           --           (0.80)             --
                                                                         -------    ------------       -------        --------
     Total Distributions ..............................................    (0.91)        (0.06)          (0.86)             --
                                                                         -------    ------------       -------        --------
 Net Asset Value, End of Period .......................................  $ 16.12    $    11.33       $   16.11        $  11.33
                                                                         =======    ============       =======        ========
 Total Return .........................................................    51.67%        13.91%(b)       51.09%          (6.21)%(b)
                                                                         =======    ============       =======        ========
 Ratios and Supplemental Data:
 Ratios to Average Net Assets
   Expenses (c) .......................................................     0.70%         0.70%(d)        1.05%           1.05%(d)
   Net Investment Income (c) ..........................................     0.81%         0.94%(d)        0.47%           0.54%(d)
 Portfolio Turnover ...................................................       51%           64%(d)          51%             64%(d)
 Average Commission Rate ..............................................  $0.0630    $   0.0783       $  0.0630        $ 0.0783
 Net Assets at end of Period (000's omitted) ..........................  $34,766    $   23,687       $      78        $     56
 ----------
 (a) Commencement of Operations
 (b) Not annualized
 (c) Reflects voluntary fee waiver and reimbursement of expenses, if any, by the adviser and administrators. Without these waivers, the ratios of expenses to average net assets and net investment income to average net assets would have been as follows:
       Expenses to Average Net Assets .................................     1.00%         1.12%(d)        1.35%           1.43%(d)
       Net Investment Income to Average Net Assets ....................     0.51%         0.52%(d)        0.17%           0.16%(d)
 (d) Annualized


                       See Notes to Financial Statements.

                         Excelsior Institutional Trust

                         Notes to Financial Statements


1. Significant Accounting Policies:

     Excelsior Institutional Trust ("Trust") is registered under the Investment Company Act of 1940 ("Act") and the Securities Act of 1933, as an open-end diversified management investment company. The Trust currently offers shares in the following seven funds (each a "Fund", collectively, the "Funds"), each having its own investment objectives and policies: Excelsior Institutional Equity Fund ("Equity Fund"), Excelsior Institutional Income Fund ("Income Fund"), Excelsior Institutional Total Return Bond Fund ("Total Return Bond Fund"), Excelsior Institutional Balanced Fund ("Balanced Fund"), Excelsior Institutional International Equity Fund ("International Equity Fund"), Excelsior Institutional Optimum Growth Fund ("Optimum Growth Fund") and Excelsior Institutional Value Equity Fund ("Value Equity Fund"). With regard to Balanced Fund, International Equity Fund, Optimum Growth Fund and Value Equity Fund, the Trust offers two classes of shares: Institutional Shares and Trust Shares. Balanced Fund began offering Trust Shares on August 25, 1997. At March 31, 1998, International Equity Fund has not issued Trust Shares.

     The following is a summary of the significant accounting policies of the Funds. Such policies are in conformity with generally accepted accounting principles for investment companies and are consistently followed by the Funds in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from these estimates.

     a) Valuation of Investments--Investments in securities that are traded on a domestic stock exchange are valued at the last sale price on the exchange on which such securities are primarily traded or at the last sale price on a national securities market. Securities traded over-the-counter are valued each business day on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices (as calculated by an independent pricing service (the "Service") based upon its evaluation of the market for such securities) when, in the judgment of the Service, quoted bid and asked prices for securities are readily available and are representative of the market. Bid price is used when no asked price is available. Investments in securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value is so established is likely to have changed such value, then a fair value of those securities will be determined by consideration of other factors under the direction of the Funds' Trustees. A security which is traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market on which the security is traded.

     All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the Board of Trustees. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing upon the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

                         Excelsior Institutional Trust

     Securities for which market quotations are not readily available are valued at fair value pursuant to guidelines adopted by the Funds' Trustees. Short-term debt instruments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.


     b) Forward foreign currency exchange contracts--The International Equity Fund's participation in forward currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, on the date of default. Risk may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains and losses arising from such transactions are included in net realized gains or losses from foreign currency transactions.


     c) Security transactions and investment income--Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, including where applicable, amortization of discounts and premiums on investments, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the dividend.


     d) Dividends to Shareholders--Dividends equal to all or substantially all of each Fund's net investment income will be declared and paid as follows: For the Equity Fund, Balanced Fund, Optimum Growth Fund, and Value Equity Fund, dividends will be declared and paid at least quarterly; for the Income Fund and Total Return Bond Fund, dividends are declared daily and paid monthly; and for the International Equity Fund, dividends will be declared and paid at least once a year. Distributions to shareholders of net realized capital gains, if any, are normally declared and paid annually, but the Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Trust not to distribute such gain.


     Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies, deferral of losses on wash sales, and net capital losses incurred after October 31 and within the taxable year ("Post-October losses".)


     In order to avoid a Federal excise tax, each Fund is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.


     e) Repurchase agreements--The Funds may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment advisor subject to the seller's agreement to repurchase and

                         Excelsior Institutional Trust
the Funds' agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with the Funds' custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price.

     If the value of the underlying security falls below the value of the repurchase price, the Funds will require the seller to deposit additional collateral by the next business day. Default or bankruptcy of the seller may, however, expose the applicable Fund to the possible delay in the connection with the disposition of the underlying securities or loss to the extent that proceeds from the sale of the underlying securities were less than the repurchase price under the agreement.

     f) Deferred Organization Expense--Expenses incurred by each Fund in connection with its organization are being amortized on a straight-line basis over a five year period.

     g) Expense Allocation--Expenses incurred by the Trust with respect to any two or more Funds in the Trust are allocated in proportion to the average net assets of each Fund, except where allocations of direct expenses to each Fund can otherwise be fairly made. Expenses directly attributable to a Fund are charged to that Fund and expenses directly attributable to a particular class of shares in a Fund are charged to such class.

     h) Federal Income Taxes--It is the policy of each Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

     At March 31, 1998, the following Fund had approximate capital loss carryforwards for federal tax purposes available to offset future net capital gains through the indicated expiration dates:


                                                  Expiration Date March 31,
                                                 ---------------------------
                                                     2005           2006
                                                 -----------   -------------
Optimum Growth Fund ...........................    $404,322      $1,089,198


     During the year ended March 31, 1998, the Value Equity Fund utilized capital loss carryforwards for federal tax purposes totaling $49,313.

     Post-October losses are deemed to arise on the first business day of a Portfolio's next taxable year. Optimum Growth Fund incurred, and elected to defer, net capital losses of approximately $1,012,000 for the year ended March 31, 1998.

                         Excelsior Institutional Trust

     At March 31, 1998, the aggregate cost and gross unrealized appreciation and gross unrealized depreciation in the value of investments owned by the Funds, as computed on a federal tax basis, were as follows:


                                                          Total
                                                          Return                       International       Optimum          Value
                             Equity        Income          Bond          Balanced          Equity          Growth          Equity
                              Fund          Fund           Fund            Fund             Fund            Fund            Fund
                          -----------   -----------   ------------     -----------     ------------     -----------     -----------
Aggregate Cost ........   $87,699,660   $65,654,761   $171,290,240     $71,058,064     $ 35,466,880     $35,213,535     $22,369,845
                          ===========   ===========   ============     ===========     ============     ===========     ===========
Gross unrealized
 appreciation .........   $49,017,492   $   757,489   $  3,531,699     $17,293,137     $  8,244,600     $22,869,314     $12,652,487
                          -----------   -----------   ------------     -----------     ------------     -----------     -----------
Gross unrealized
 depreciation .........      (532,117)      (91,559)      (512,546)       (192,429)      (3,473,927)        (26,203)       (140,530)
                          -----------   -----------   ------------     -----------     ------------     -----------     -----------
Net unrealized
 appreciation
 (depreciation) .......   $48,485,375   $   665,930   $  3,019,153     $17,100,708     $  4,770,673     $22,843,111     $12,511,957
                          ===========   ===========   ============     ===========     ============     ===========     ===========

2. Investment Advisory Fee, Administration Fee, Distribution Expenses and Related Party Transactions:

     a) United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company of Connecticut ("U.S. Trust CT" and, collectively with U.S. Trust NY, "U.S. Trust") serve as the investment advisers to the Equity Fund, Income Fund, Total Return Bond Fund, Optimum Growth Fund and Value Equity Fund. For the services provided pursuant to the Investment Advisory Agreements, U.S. Trust is entitled to receive a fee, computed daily and paid monthly, at the annual rate of 0.65% of the average daily net assets of each Fund. Prior to May 16, 1997, U.S. Trust NY served as the Funds' investment adviser pursuant to investment advisory agreements substantially similar to those currently in effect for the Funds.

     United States Trust Company of The Pacific Northwest ("U.S. Trust Pacific") serves as the investment adviser to the Balanced Fund and International Equity Fund. U.S. Trust Pacific has delegated the daily management of the security holdings of these Funds to the investment managers named below, acting as sub-advisers:


Balanced Fund .....................  Becker Capital Management, Inc.
International Equity Fund .........  Harding, Loevner Management, L.P.

     For the services provided pursuant to the Investment Advisory Agreements, U.S. Trust Pacific is entitled to receive a fee, computed daily and paid monthly, at the annual rate of 0.65% of the average daily net assets for the Balanced Fund, and 1.00% of the average daily net assets of the International Equity Fund. Pursuant to separate sub-advisory agreements between U.S. Trust Pacific and each sub-adviser, sub-advisory fees are payable monthly by U.S. Trust Pacific, computed on the average daily value of each Fund's net assets at the following annual rates: 0.425% for the Balanced Fund, and 0.50% for the International Equity Fund. The sub-advisers are compensated only by U.S. Trust Pacific, and receive no fee directly from the Funds.

     U.S. Trust NY, U.S. Trust CT and U.S. Trust Pacific are wholly-owned subsidiaries of U.S. Trust Corporation, a registered bank holding company.

                         Excelsior Institutional Trust

     b) U.S. Trust CT, Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, and Federated Administrative Services ("FAS"), a wholly-owned subsidiary of Federated Investors, (collectively, the "Administrators") provide administrative services to the Trust. For the services provided to the Funds, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the Funds (excluding International Equity
Fund), Excelsior Funds, Inc. (excluding its international equity portfolios), and Excelsior Tax-Exempt Funds, Inc., all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million, and 0.150% over $400 million. Administration fees payable by each Fund of the three investment companies are determined in proportion to the relative average daily net assets of the respective Funds for the period paid. The Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the average daily net assets of the International Equity Fund at an annual rate of 0.20%. Prior to May 16, 1997, U.S. Trust NY, CGFSC and FAS served as the Funds' administrators pursuant to administration agreements substantially similar to those currently in effect for the Funds. For the year ended March 31, 1998, administration fees charged by U.S. Trust were as follows:


Equity Fund ...............................................    $ 35,840
Income Fund ...............................................    $ 15,245
Total Return Bond Fund ....................................    $ 42,534
Balanced Fund .............................................    $ 20,555
International Equity Fund .................................    $ 28,015
Optimum Growth Fund .......................................    $ 12,415
Value Equity Fund .........................................    $  8,577

     c) From time to time, as they may deem appropriate in their sole discretion, U.S. Trust, U.S. Trust Pacific and the Administrators may undertake to waive a portion or all of the fees payable to them and also may reimburse the Funds for a portion of other operating expenses. Until further notice, U.S. Trust and U.S. Trust Pacific have agreed to voluntarily waive fees and reimburse expenses to the extent necessary to maintain an annual operating expense ratio of not more than 0.50% of average daily net assets of the Income Fund and Total Return Bond Fund; 0.70% of average daily net assets of the Equity Fund and the Institutional Shares of the Balanced Fund, Optimum Growth Fund and Value Equity Fund; 0.90% of average daily net assets of the Institutional Shares of the International Equity Fund; and 1.05% of average daily net assets of the Trust Shares of the Balanced Fund, Optimum Growth Fund and Value Equity Fund. For the year ended March 31, 1998, U.S. Trust voluntarily waived fees in the following amounts:


Equity Fund ...............................................   $250,968
Income Fund ...............................................   $219,452
Total Return Bond Fund ....................................   $600,960
Balanced Fund .............................................   $210,804
International Equity Fund .................................   $233,567
Optimum Growth Fund .......................................   $119,069
Value Equity Fund .........................................   $ 91,692

                         Excelsior Institutional Trust

     d) The Trust, on behalf of the Funds, may enter into administrative servicing agreements with various service organizations (which may include affiliates of U.S. Trust) requiring them to provide administrative support services to their customers owning shares of the Funds. As a consideration for the administrative services provided by each service organization to its customers, each Fund will pay the service organizations an administrative service fee at the annual rate of up to 0.40% of the average daily net asset value of its shares held by the service organization's customers. Such services may include assisting in processing purchase, exchange or redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. U.S. Trust, U.S. Trust Pacific and the Administrators intend to voluntarily waive investment advisory and administration fees payable by each Fund in an amount equal to the administrative service fees payable by such Fund. For the year ended March 31, 1998, no administrative service fees have been charged to the Funds.

     e) Pursuant to a Distribution Agreement, Edgewood Services, Inc. (the "Distributor") serves as the Trust's distributor. Under the Funds' Distribution Plan, adopted pursuant to Rule 12b-1 under the Act, the Trust Shares of the Balanced Fund, International Equity Fund, Optimum Growth Fund and Value Equity Fund may compensate the Distributor monthly for its services which are intended to result in the sale of Trust Shares, in an amount not to exceed the annual rate of 0.75% of the average daily net asset value of each Fund's outstanding Trust Shares. Trust Shares currently bear the expense of such distribution fees at the annual rate of 0.35% of the average daily net asset value of the Fund's outstanding Trust Shares.

     f) Independent Trustees receive an annual retainer of $4,000 and an additional $250 for each meeting of the Board of Trustees attended. In addition, the Trust reimburses independent Trustees for reasonable expenses incurred when acting in their capacity as Trustees. Officers and Trustees of the Trust, deemed to be affiliated or "interested persons" under the Act receive no compensation from the Trust for their services.

     g) For the year ended March 31, 1998, brokerage commissions on investment transactions were paid to UST Securities Corp. in the amount of $9,474 for the Equity Fund and $1,377 for the Value Equity Fund. UST Securities Corp. is a wholly-owned subsidiary of U.S. Trust Company of New Jersey which is a wholly-owned subsidiary of U.S. Trust Corporation.

                         Excelsior Institutional Trust

3. Purchases and Sales of Investment Securities:

     a) Investment transactions (excluding short-term investments) for the year ended March 31, 1998 were as follows:



                                         Cost of          Proceeds
                                        Purchases        From Sales
                                     --------------    --------------
Equity Fund .......................   $ 32,663,780      $ 67,967,471
Income Fund .......................   $102,663,682      $ 98,369,527
Total Return Bond Fund ............   $296,047,901      $267,577,945
Balanced Fund .....................   $ 68,693,838      $ 92,529,169
International Equity Fund .........   $ 22,353,002      $ 20,923,457
Optimum Growth Fund ...............   $ 15,087,462      $  8,079,659
Value Equity Fund .................   $ 15,415,186      $ 16,333,402

     b) Investment transactions in U.S. Government and Agency Obligations (excluding short-term investments) for the year ended March 31, 1998 were as follows:



                                        Cost of           Proceeds
                                       Purchases         From Sales
                                     -------------      ------------
Equity Fund .......................             --                --
Income Fund .......................   $ 48,056,204      $ 67,681,861
Total Return Bond Fund ............   $181,215,116      $216,081,358
Balanced Fund .....................   $ 18,248,786      $ 24,282,976
International Equity Fund .........             --                --
Optimum Growth Fund ...............             --                --
Value Equity Fund .................             --                --

4. Line of Credit:

     The Portfolios and other affiliated funds participate in a $250 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Portfolio shares. Interest is charged to each Portfolio, based on its borrowings, at a rate equal to the Federal Funds Rate plus 2% per year. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Portfolios at the end of each quarter. For the year ended March 31, 1998, the Portfolios had no borrowings under the agreement.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Excelsior Institutional Trust

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Excelsior Institutional Trust (the "Trust") (comprising, respectively, the Excelsior Institutional Equity Fund, Excelsior Institutional Income Fund, Excelsior Institutional Total Return Bond Fund, Excelsior Institutional Balanced Fund, Excelsior Institutional International Equity Fund, Excelsior Institutional Optimum Growth Fund and Excelsior Institutional Value Equity Fund) as of March 31, 1998, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Excelsior Institutional Trust at March 31, 1998, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.



Boston, Massachusetts
May 8, 1998

                     Federal Tax Information (Unaudited):

     For the year ended March 31, 1998, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders, the designation of long-term capital gains, the amounts expected to be passed through to shareholders as foreign tax credits and the percentage of income earned from direct Treasury obligations are approximated as follows:




                                       Dividends          20%              28%
                                        Received       Long-Term        Long-Term      Foreign Tax     Treasury
                                       Deduction     Capital Gain     Capital Gain        Credit        Income
                                      -----------   --------------   --------------   -------------   ---------
Equity Fund .......................        34%        $1,302,274       $9,401,818             --          --
Income Fund .......................        --                 --          166,627             --          39%
Total Return Bond Fund ............        --            149,872          511,016             --          51%
Balanced Fund .....................        24%         6,486,351        2,279,004             --          43%
International Equity Fund .........        --            317,099          215,154        $64,098          --
Optimum Growth Fund ...............       100%                --               --             --          --
Value Equity Fund .................        87%           427,565        1,273,779             --          --

     In addition, for the year ended March 31, 1998, gross income derived from sources within foreign countries for the International Equity Fund approximately amounted to $764,550.